EXHIBIT 10(i)
-------------
                            EXCHANGE AGREEMENT

      This Exchange Agreement dated as of April 30, 1997 by and among AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership, each of which is a Massachusetts limited partnership (the "Partnerships"), Equis Exchange LLC, a Massachusetts limited liability company ("NEWCO"), Equis Financial Group Limited Partnership, a Massachusetts limited partnership ("EFG"), and Banyan Strategic Land Fund II, a Delaware corporation ("Banyan"),

                                WITNESSETH:

      WHEREAS, the Partnerships are the owners of the Vessels described in
Section 3.4 hereof, which Vessels are expected to be sold to Gearbulk Shipowning Limited (the "Lessee") prior to May 15, 1997;

      WHEREAS, EFG and James A. Coyne ("Coyne") are parties to an Operating Agreement dated April 16, 1997, which provides in part that EFG is the owner of a 1% voting membership interest in NEWCO and Coyne is the owner of a 99% non-voting membership interest in NEWCO;

      WHEREAS, the parties have agreed that, at the Closing provided for herein, (i) Coyne will withdraw as a Member of NEWCO and Banyan will acquire a 99% membership interest in NEWCO and will contribute to NEWCO 1,987,000 shares of Common Stock of Banyan (the "Banyan Shares") and
(ii) the Partnerships will transfer to NEWCO a 100% beneficial ownership interest in the Vessels in exchange for the Banyan Shares and a Promissory Note to be issued by NEWCO to EFG as Agent for the Partnerships, all upon the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereby agree as follows:

                                 ARTICLE I

                               THE EXCHANGE
                               ------------


      The closing (the "Closing") of the transactions contemplated hereby shall take place at 10:00 a.m. at the offices of Shefsky & Froelich Ltd., 444 North Michigan Avenue, Chicago, Illinois on the date when the conditions to the obligations of the parties hereto set forth in Article 1 shall have been satisfied or waived (the "Closing Date") but no later than May 15, 1997. At the Closing, the parties shall consummate the following transactions:

      1.1. RESTATED NEWCO OPERATING AGREEMENT. EFG, Coyne and Banyan will enter into an Amended and Restated Operating Agreement for NEWCO (the "NEWCO Operating Agreement") in the form attached hereto as EXHIBIT A, pursuant to which Coyne will withdraw as a member of NEWCO for no consideration other than the return of his nominal capital contribution, Banyan will be admitted as a member of NEWCO and Coyne and EFG will continue to serve as Managers of NEWCO.

      1.2. CONTRIBUTION OF BANYAN SHARES. Banyan will issue and deliver to NEWCO, as its capital contribution to NEWCO, 1,987,000 shares of Common Stock of Banyan, par value $.01 per share (the "Banyan Shares").

      1.3. TRANSFER OF VESSELS. Each of the Partnerships will transfer to NEWCO its entire beneficial interest in the Vessel owned by each Partnership and any equipment, contract rights and other benefits associated with such Vessel and NEWCO will assume any liabilities of the Partnerships relating to the Vessels, by executing and delivering an Instrument of Transfer in the relevant form attached hereto as EXHIBITS B-1, B-2 OR B-3 (the "Instruments of Transfer"). The Partnerships shall retain record title to the Vessels but shall thereafter hold such title and exercise any related rights solely as nominee for NEWCO, upon the terms set forth in the Instrument of Transfer.

      1.4. ISSUANCE OF NOTE; TRANSFER OF BANYAN SHARES. In exchange for the transfer by the Partnerships to NEWCO of the Vessels, NEWCO shall:

            (a) Transfer to the Partnerships the Banyan Shares by executing and delivering to each Partnership a Stock Assignment, in form reasonably acceptable to counsel to the Partnerships, assigning to each Partnership the number of Banyan Shares set forth below opposite the name of such Partnership:


            AFG Hato Arrow Limited Partnership         635,437 shares
            AFG Dove Arrow Limited Partnership         616,734 shares
            AIP/Larkfield Limited Partnership          734,829 shares

                                    TOTAL            1,987,000 shares

            (b) Issue to EFG, as Agent for the Partnerships, its Promissory Note (the "Exchange Note") in the form attached hereto as EXHIBIT C, in the aggregate principal amount of $8,219,500. The beneficial ownership of the Exchange Note shall be allocated among the Partnerships in accordance with the percentages set forth below.

            AFG Hato Arrow Limited Partnership       31.98%
            AFG Dove Arrow Limited Partnership       31.04%
            AIP/Larkfield Limited Partnership        36.98%

      1.5. ESCROW OF FUNDS. The Partnerships shall cause EFG as their agent to deposit $350,000 with State Street Bank and Trust Company as Escrow Agent as partial security for the payment by the Partnerships of amounts, if any, owed to Banyan pursuant to Section 6.2 or Section 7.1 hereof, and EFG and Banyan shall execute and deliver to the Escrow Agent the Escrow Agreement (the "Escrow Agreement") in the form attached hereto as EXHIBIT D.

                                ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF BANYAN
                 ----------------------------------------

      As a material inducement to the Partnerships, NEWCO and EFG to enter into this Agreement and to consummate the transactions contemplated hereby, Banyan makes the following representations and warranties to the Partnerships, NEWCO and EFG:

      2.1. CORPORATE STATUS. Banyan is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation, and is in good standing in the State of Illinois which is the only state in which qualification is necessary in order for Banyan to own or lease its property and conduct its business. Banyan has all requisite power and authority to conduct its business and to own its property.

      2.2. CORPORATE POWER AND AUTHORITY. Banyan has, or will have at the time of Closing, the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Banyan has taken, or will have taken at the time of Closing, all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

      2.3. ENFORCEABILITY. This Agreement has been, or will have been at the time of Closing, duly executed and delivered by Banyan and constitutes a legal, valid and binding obligation of Banyan, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

      2.4. CAPITALIZATION. The authorized capital stock of Banyan immediately prior to the Closing consists of 50,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of which 9,936,421 shares are issued and outstanding. All of the issued and outstanding shares of capital stock of Banyan have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on
SCHEDULE 2.4 and as provided in this Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of Banyan is authorized or outstanding, (ii) there is not any commitment of Banyan to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of Banyan and (iii) Banyan has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect hereof. Except as provided in this Agreement, no person or entity is entitled to
(i) any preemptive or similar right with respect to the issuance or sale of any capital stock of Banyan, or (ii) any rights with respect to the registration of any capital stock of Banyan under state or federal securities laws.

      2.5. ISSUANCE OF BANYAN SHARES. The issuance, sale and delivery of the Banyan Shares in accordance with this Agreement has been authorized by all necessary corporate action on the part of Banyan, and the Banyan Shares when so issued and delivered to NEWCO in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and non-assessable.

      2.6. NO VIOLATION. The performance by Banyan of its obligations hereunder and the consummation by it of the transactions contemplated by this Agreement will not: (i) contravene any provision of Banyan's Certificate of Incorporation or Bylaws; or (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against Banyan or any of its assets.

      2.7. GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of Banyan in connection with the execution and delivery of the Agreements, the offer, issue, sale and delivery of the Banyan Shares, or the other transactions to be consummated at the Closing, except requisite filings with the National Association of Securities Dealers, Inc. ("NASD") and appropriate state securities authorities, if any, which Banyan hereby covenants to use its best efforts to make on a timely basis.

      2.8. FINANCIAL INFORMATION. Banyan has furnished to NEWCO a complete and correct copy of its form 10-K for the year ended December 31, 1996 as filed with the Securities Exchange Commission (the "10-K") The financial statements set forth in the 10-K are complete and correct, are in accordance with the books and records of Banyan and present fairly the financial condition and results of operations of Banyan, as at the dates and for the periods indicated.

      2.9. ABSENCE OF LIABILITIES. Except as disclosed on SCHEDULE 2.9 and in the 10-K Banyan does not have any liabilities of any type which in the aggregate exceed $25,000, whether absolute or contingent, and, since December 31, 1996, Banyan has not incurred or otherwise become subject to any such liabilities or obligations other than liabilities incurred in the ordinary course of its business and pursuant to this Agreement.

      2.10. ABSENCE OF CHANGES. Since December 31, 1996, there has been no material adverse change in the financial condition of Banyan, other than changes occurring in the ordinary course of business which changes have not, individually or in the aggregate, had a material adverse effect on the business, prospects, properties or condition, financial or otherwise, of Banyan.

      2.11. TAXES. Banyan has filed or has obtained currently effective extensions with respect to all Federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct and all taxes shown thereon to be due have been timely paid with exceptions not material to Banyan. Federal income tax returns of Banyan have not been audited by the Internal Revenue Service (the "IRS"), and no controversy with respect to taxes of any type is pending or, to Banyan's knowledge, threatened against Banyan by the IRS. To the knowledge of Banyan there have been no 5 percent shareholders of Banyan, as defined in
Section 382 of the Internal Revenue Code, within the last three years except for Magten Asset Management Corp. and Dickstein & Co. L.P., each of whose shares Banyan purchased pursuant to a self-tender offer completed in June 1995.

      2.12. LITIGATION. Except as disclosed in SCHEDULE 2.12, or in the 10-K there is no action, suit, proceeding or investigation pending, or, to Banyan's knowledge, threatened in writing, against Banyan which questions the validity of this Agreement or the right of Banyan to enter into this Agreement, or which might have, either individually or in the aggregate, a material adverse effect on the assets, condition (financial or otherwise), business or prospects of Banyan.

      2.13. PROPERTY AND ASSETS. Banyan has good title or valid leases to all of its material properties and assets, including all properties and assets reflected or described in the 10-K and those described in the 10-K, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets which are owned is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance, except as described in the 10-K, and except liens and encumbrances which would not either individually or in the aggregate, have a material adverse effect on such properties and assets.

      2.14. MATERIAL CONTRACTS AND OBLIGATIONS.  Except as described on
SCHEDULE 2.14 or disclosed in the Balance Sheet or the 10-K, there are no
(i) agreements which require future expenditures by Banyan in excess of $25,000, (ii) leases or rental agreements for real property or office space, (iii) employment or consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase or similar plans or arrangements, or (iv) any material agreements between Banyan and any stockholder, officer or director or Affiliate of Banyan including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such Person in excess of $25,000. Banyan has delivered to EFG true and complete copies of the foregoing agreements. All of such agreements and contracts are valid, binding and in full force and effect.

      2.15. COMPLIANCE. Banyan has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business and has all material permits and licenses required thereby.

      2.16. BROKERS OR FINDERS. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon Banyan for any commission, fee or other compensation as a finder or broker because of any act or omission by Banyan or any of their respective agents, with the exception of fees payable to Josephthal Lyon & Ross Incorporated ("JLR") pursuant to the Agreement dated March 5, 1997, between JLR and Banyan, a copy of which has been delivered to EFG by Banyan, which shall not exceed in the aggregate $500,000 (the "JLR Fee").

      2.17. NORTHOLME PARTNERS TRANSACTION. Northolme Partners, a California limited partnership, has obtained, in its capacity of assignee of the Anden Group, Full Entitlement Rights, as that term is defined in the Development Agreement dated August 1, 1991, by and among Whittaker Corporation, Whittaker Bermite Corporation and the Anden Group.

                                ARTICLE III

     REPRESENTATIONS AND WARRANTIES OF EFG, NEWCO AND THE PARTNERSHIPS
     -----------------------------------------------------------------

      As a material inducement to Banyan to enter into this Agreement and to consummate the transactions contemplated hereby, each of EFG, NEWCO and the Partnerships makes the following representations and warranties to
Banyan:

      3.1. CORPORATE STATUS. Each of EFG, NEWCO and the Partnerships is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Each of EFG, NEWCO and the Partnerships has all requisite power and authority to conduct its business and to own it property.

      3.2. POWER AND AUTHORITY. Each of EFG, NEWCO and the Partnerships has the power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Each of EFG, NEWCO and the Partnerships has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated hereby.

      3.3. ENFORCEABILITY. This Agreement has been duly executed and delivered by each of EFG, NEWCO and the Partnerships and constitutes a legal, valid and binding obligation upon such party, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

      3.4. THE VESSELS. Each of the Partnerships is a special purpose limited partnership whose assets consist solely of the shipping vessel (the "Vessel") set forth opposite its name below, together with equipment and related tangible and intangible property acquired or held by the Partnership in connection with the Vessel.


            NAME OF PARTNERSHIP                VESSEL
            ------------------                 ------

      AIP/Larkfield Limited Partnership  "Larkfield", registered in the
                                         Bahamas
      AFG Dove Arrow Limited Partnership "Dove Arrow" (formerly Egda"), registered in the Bahamas
      AFG Hato Arrow Limited Partnership "Hato Arrow (formerly "Grena"), registered in the Bahamas

Except as described below, each Partnership owns the Vessel set forth opposite its name above free from any mortgage, lien, security interest, encumbrance or other right, title or interest of any Person, and each Vessel is subject to a bareboat charter between the Partnership owning such Vessel and the Lessee. The Partnerships and NEWCO entered into Termination and Purchase Agreements with the Lessees, dated as of April 25, 1997, pursuant to which the Lessees will purchase the Vessels from the Partnerships and NEWCO prior to May 15, 1997 for an aggregate purchase price of $6,936,586, and make payments of prepaid rent to the Partnerships in the aggregate amount of $4,628,789, true and correct copies of which NEWCO will provide to Banyan (the "Gearbulk Purchase"). The "Larkfield" is subject to a mortgage which will have a net balance due as of May 1, 1997 of approximately $74,000. Under the terms of the NEWCO Operating Agreement, EFG is entitled to a management fee equal to 5 percent of the prepaid rent received by NEWCO.

      3.5. NO VIOLATION. The performance by EFG, NEWCO and each Partnership of its respective obligations hereunder and the consummation by them of the transactions contemplated by this Agreement will not:
(i) contravene any provision of the Partnership Agreement, Operating Agreement or other organization document of such party; (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against such party; or (iii) require the consent, approval, authorization or permit of, the filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except the filing by NEWCO and the Partnerships of a Form 13D with the Securities Exchange Commission.

      3.6. LITIGATION. There is no action, suit, or other legal or administrative proceeding or governmental investigation pending or, to the knowledge of the Partnerships, NEWCO or EFG, threatened, anticipated or contemplated against, by or affecting EFG, any Partnership, NEWCO or the Vessels or which questions the validity or enforceability of this Agreement or the transactions contemplated hereby, or which might prevent the Gearbulk Purchase.

      3.7. TRANSACTIONS WITH AFFILIATES; OWNERSHIP OF BANYAN STOCK. None of EFG, any Partnership, NEWCO or the Lessee nor any of their respective Affiliates (i) is a party to or bound by any agreement with, does business with or has any obligations or liabilities to Banyan, or (ii) holds any shares of Common Stock of Banyan, beneficially or otherwise, except as contemplated hereby.

      3.8. NO COMMISSIONS. None of EFG, any Partnership, NEWCO or the Lessee has incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

      3.9.  CERTAIN SECURITIES REPRESENTATIONS.   IN MAKING AN INVESTMENT
DECISION, EACH OF NEWCO AND THE PARTNERSHIPS HAS RELIED ON ITS OWN EXAMINATION OF BANYAN AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE BANYAN SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      THE BANYAN SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. EACH OF NEWCO AND THE PARTNERSHIPS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

            (a) Each of NEWCO and the Partnerships is an entity in which all of the equity owners are "Accredited Investors" as defined in and as required by Rule 501 of Regulation D under the Securities Act.

            (b) Except as set forth in Section 1.4 of this Agreement, the Banyan Shares subscribed for herein will be acquired solely by and for the account of each of NEWCO and the Partnerships, for investment, and are not being purchased for subdivision, fractionalization, resale or distribution; neither NEWCO nor any Partnership has any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Banyan Shares for which such party hereby subscribes, and neither NEWCO nor any Partnership has any present plans or intentions to enter into any such contract, undertaking or arrangement. None of the Partnerships was formed for the specific purpose of acquiring the Banyan Shares. In order to induce Banyan to issue and sell the Banyan Shares subscribed for hereby to each of NEWCO and the Partnerships, each of NEWCO and the Partnerships agrees that, following the transactions set forth in
Section 1.4 of this Agreement, Banyan will have no obligation to recognize the ownership, beneficial or otherwise, of the Banyan Shares by any party except the Partnerships.

            (c) Each of NEWCO and the Partnerships agrees that it will not sell, transfer, pledge or otherwise dispose of the Banyan Shares without registration under the Securities Act unless an exemption from registration is available as confirmed in an opinion of counsel satisfactory to Banyan, and in accordance with the applicable securities laws of any State of the United States or other jurisdiction.

            (d) The Banyan Shares have not been and, except as set forth in Article VIII of this Agreement, will not be registered under the Securities Act and cannot be sold or transferred without compliance with the registration provisions of the Securities Act or compliance with exemptions, if any, available thereunder.

            (e) Each of NEWCO and the Partnerships expressly represents that: (i) it has such knowledge and experience in financial and business matters in general and in investments such as an investment in the Banyan Shares in particular, and that it is capable of evaluating the merits, risks and other facets of an investment in the Banyan Shares; (ii) its financial condition is such that it has no need for liquidity with respect to its investment in the Banyan Shares to satisfy any existing or contemplated undertaking or indebtedness; (iii) it is able to bear the economic risk of its investment in the Banyan Shares for an indefinite period of time, including the risk of losing all of its investment; (iv) it has secured independent tax advice with respect to its investment in the Banyan Shares, upon which it is relying; and (v) it has participated in other privately placed investments and/or has such knowledge and experience in business and financial matters, has the capacity to protect its own interest in investments like the subject investment, and is capable of evaluating the risks, merits and other facets of the investment in the Banyan Shares.

            (f) Each of NEWCO and the Partnerships acknowledges that Banyan has made all available documents pertaining to the opportunity to invest in the Banyan Shares available to each of NEWCO and the Partnerships and has provided answers to all of its questions concerning the offering of the Banyan Shares.

            (g) In evaluating the suitability of an investment in the Banyan Shares, each of NEWCO and the Partnerships acknowledges that it has relied solely upon independent investigations made by each of NEWCO and the Partnerships in making the decision to purchase the Banyan Shares, and acknowledges that no representations or agreements (oral or written), other than those set forth in this Agreement and the 10-K have been made to each of NEWCO and the Partnerships with respect thereto. Except for written materials provided by Banyan to NEWCO and the Partnerships referred to in
Article II hereof, each of NEWCO and the Partnerships is subscribing for the Banyan Shares without being offered any offering literature or prospectus.

            (h) NEWCO and the Partnerships were not induced to invest in the Banyan Shares by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

            (i) Each of NEWCO and the Partnerships expressly acknowledges that: (i) no federal or state agency has reviewed or passed upon the adequacy or accuracy of the information set forth herein, or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Banyan Shares as an investment;
(ii) there are restrictions on the transferability of the Banyan Shares; there will be no public market for the Banyan Shares and, accordingly, it may not be possible for each of NEWCO and the Partnerships to liquidate its investment in the Banyan Shares; (iii) the stock certificates (which shall solely evidence and represent the Banyan Shares) shall bear a legend describing the restrictions on transfer, and stop transfer instructions shall be noted in the appropriate records of Banyan or its agents; and
(iv) any anticipated federal and/or state income tax benefits applicable to the Banyan Shares may be lost through changes in, or adverse interpretations of, existing laws and regulations.

            (j) All information that each of NEWCO and the Partnerships has provided concerning itself is correct and complete as of the date of this Agreement, and if there should be any material change in such information before the Banyan Shares are issued, such party will immediately provide such information to Banyan.

                                ARTICLE IV

                           ADDITIONAL AGREEMENTS
                           ---------------------

      4.1. FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

      4.2. COOPERATION. Each of the parties agrees to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any. in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any Governmental Authority or other Person to any such transactions.

      4.3. NOTIFICATION OF CERTAIN MATTERS. Banyan and EFG shall give prompt notice to the other of the occurrence or non-occurrence of any event which would likely cause any representation or warranty contained herein to be untrue or inaccurate in any material respect, or any covenant, condition, or agreement contained herein not to be complied with or satisfied in any material respect.

      4.4. CONFIDENTIALITY; PUBLICITY. Except as may be required by law or as otherwise permitted or expressly contemplated herein, no party hereto or their respective Affiliates, employees, agents and representatives shall disclose to any third party this Agreement or the subject matter or terms hereof without the prior consent of the other parties hereto. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by any party hereto without the prior approval of the other parties, except that any party may make such public disclosure which it believes in good faith to be required by law provided that the other parties shall be entitled to review such disclosure before it is made public.

      4.5. NO OTHER DISCUSSIONS. From the date hereof until the earlier of the Closing or the time when this Agreement shall have been terminated in accordance with its terms, whether under Article VI, Article VII or otherwise, Banyan and the officers, directors, employees or other agents of Banyan will not, directly or indirectly, (i) take any action to solicit, initiate or encourage the making of any Acquisition Proposal (as defined below) or (ii) engage in negotiations with any person or entity that has made an Acquisition Proposal, or (iii) except as required by applicable law, disclose any nonpublic information relating to Banyan or afford access to the properties, books or records of Banyan. Banyan will promptly notify EFG after Banyan receives any Acquisition Proposal or any request for nonpublic information relating to Banyan or for access to the properties, books or records of Banyan by any person or entity.

      The term "Acquisition Proposal" as used in this Agreement means any offer or proposal for, or any indication of interest in, a merger or other business combination involving Banyan or the acquisition of a ten percent (10%) or greater equity interest in, or a ten percent (10%) or greater portion of the assets of Banyan, other than the transactions contemplated by this Agreement; provided, however, that nothing contained in this
Section 4.5 shall prohibit the Board of Directors of Banyan from:
(i) furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide Acquisition

Proposal, if, and only to the extent that (A) the Board of Directors of Banyan, after consultation with and based upon the advice of Shefsky & Froelich or other counsel selected by the Banyan Board of Directors, determines in good faith that such action is required for the Board of Directors to comply with its fiduciary duties to stockholders under applicable law and (B) prior to furnishing the information to, or entering into discussions or negotiations with, the person or entity, Banyan provides written notice to EFG to the effect that it is furnishing to, or entering into discussions or negotiations with, the person or entity; and
(ii) to the extent applicable, complying with Rule 14e-2 and Rule 14a-9 promulgated under the Securities Exchange Act of 1934, as amended, with regard to an Acquisition Proposal.

      4.6. TRADING IN BANYAN'S COMMON STOCK. Except as otherwise expressly consented to by Banyan, from the date of this Agreement until four business days following public disclosure by Banyan of the Closing, none of EFG, NEWCO, the Partnerships nor their respective Affiliates will directly or indirectly purchase or sell (including short sales) any shares of the Common Stock of Banyan in any transactions effected on the NASDAQ Stock Market or otherwise. EFG, NEWCO and the Partnerships acknowledge that their ability to purchase or sell shares of Common Stock of Banyan may continue to be subject to legal and regulatory restrictions following the conclusion of such four-day period.

      4.7. DISTRIBUTION TO BANYAN. On the earlier of June 30, 1997, or five (5) business days following the Gearbulk Purchase, NEWCO shall distribute to Banyan, as a distribution pursuant to applicable provisions of the NEWCO Operating Agreement, the sum of $2,980,500 (the "Banyan Distribution").

      4.8. PAYMENT OF FEES AND SEVERANCE COSTS. Following the Banyan Distribution, Banyan shall

            (a) Enter into an amendment to the Administrative Services Agreement with Banyan Management Corp. ("BMC") in the form attached hereto as Exhibit E, pay $251,823 to BMC as a termination fee, and assign to such Person as BMC shall designate all of Banyan's shares of Common Stock of BMC;

            (b) enter into a new services agreement with EFG or an Affiliate of EFG on substantially the same terms and conditions as the BMC Agreement;

            (c) pay the JLR Fee to JLR in accordance with its agreement with JLR;

            (d) immediately cause the election of James A. Coyne as chief operating officer of Banyan and cause him to be named as an insured party under Banyan's directors and officers liability insurance policy.

            (e) enter into an employment agreement with Coyne containing substantially the same terms and conditions as the existing employment agreement between Banyan and Leonard G. Levine.

      4.9. OTHER TRANSACTIONS FOLLOWING SALE OF VESSELS. Within five (5) business days following the Gearbulk Purchase, the parties shall, provided the Gearbulk Purchase occurs prior to June 30, 1997, enter into the following transactions:

            (a) LOAN TO BANYAN. NEWCO shall lend to Banyan the sum of $4,419,500 and Banyan shall execute and deliver to NEWCO its Promissory Note (the "Banyan Note") in the form attached hereto as EXHIBIT F, and Banyan shall grant to NEWCO a perfected security interest in the proceeds of such loan to secure the obligation of Banyan to repay such loan if the Stockholder's Consent, as defined in Section 4.10 hereof, is not obtained by October 31, 1997.

            (b) SATISFACTION OF EXCHANGE NOTE. NEWCO shall satisfy all of its outstanding obligations to EFG as agent for the Partnerships pursuant to the Exchange Note in accordance with its terms.

      4.10. CONSENT OF BANYAN STOCKHOLDERS; DIVIDEND. Following the Banyan Distribution, Banyan shall take such actions within its power and authority and shall use reasonable efforts to obtain the consent of its Stockholders (the "Stockholders' Consent") in order to effect the following:

            (a) elect a new Board of Directors nominated by EFG for terms of up to three (3) years or increase the Board by up to four additional members (from five currently), provided that in any event the majority of the Board will continue to consist of directors independent of EFG or its Affiliates;

            (b) amend the Certificate of Incorporation of Banyan to provide for perpetual life and to change Banyan's name;

            (c) amend the By-Laws of Banyan in such manner as EFG shall reasonably request so as to restrict or deter, to the extent legally permissible, the acquisition of more than 4.9% of the Common Stock of Banyan by any Person or Persons in such manner as would cause such Person or Persons to become a "5 percent shareholder" within the meaning of
Section 382(g) of the Internal Revenue Code and to make such other changes in the By-Laws as would protect, to the degree practicable, the existing net operating loss carry forwards of Banyan; and

            (d) amend the Certificate of Incorporation and By Laws of Banyan in such manner as EFG shall reasonably request.

      If the Stockholders' Consent is obtained by October 31, 1997, Banyan shall declare and pay a dividend to its stockholders of $.20 per share out of legally available funds.

      4.11. REFINANCING OF VESSELS. In the event the Gearbulk Purchase shall not occur on or before May 15, 1997, the Partnerships, EFG and NEWCO shall use reasonable efforts to refinance the Vessels in such a manner as to obtain for NEWCO a minimum of $4,400,000 in cash (the "Refinancing Proceeds") on or before June 30, 1997. In the event such financing is obtained, the parties shall take the following actions:

            (a)   NEWCO shall make the distribution to Banyan provided in
Section 4.7 hereof.

            (b) NEWCO shall lend to Banyan an amount equal to the difference between the Refinancing Proceeds and $2,980,500, up to a maximum amount of $4,419,500 and Banyan and shall deliver to NEWCO its Promissory
Note in such principal amount (the "Alternative Banyan Note") in the form attached hereto as Exhibit F, and Banyan shall grant to NEWCO a security interest in the proceeds of such loan to secure the obligation of Banyan to repay such loan if the Stockholder's Consent, as defined in Section 4.10 hereof, is not obtained by October 31, 1997.

            (c) NEWCO shall assign the Alternative Banyan Note to EFG as agent for the Partnerships as a partial payment of the Exchange Note.

            (d) EFG, the Partnerships and NEWCO shall continue to use reasonable efforts to consummate the sale of the Vessels to the Lessee or to effect such other transaction or transactions as EFG shall deem commercially reasonable in order to realize the cash value of the Vessels for NEWCO

      4.12. RANCHO MALIBU DEBT. Banyan shall not, while the Banyan Note or Alternative Banyan Note is outstanding, permit the aggregate outstanding indebtedness secured by the Rancho Malibu Property, as defined in EXHIBIT F hereto, to increase by more than $2,500,000.

                                 ARTICLE V

                            CLOSING CONDITIONS
                            ------------------

      5.1. CONDITIONS TO THE OBLIGATIONS OF THE PARTNERSHIPS. The obligations of the Partnerships, NEWCO and EFG under Article I are subject to the fulfillment or waiver on or before the Closing Date of each of the following conditions:

            (a)   The representations and warranties contained in
Article II shall be true and accurate on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date; Banyan shall have performed and complied with all of its obligations required by this Agreement to be performed or complied with at or prior to the Closing Date; and Banyan shall have delivered to EFG a certificate as of the Closing Date certifying the same;

            (b) Between the date hereof and the Closing Date: (i) there shall have been no material adverse change to the assets, business or financial condition of Banyan; (ii) there shall have been no adverse federal, state or local legislative or regulatory change affecting in any material respect this Agreement; (iii) none of the properties and assets of Banyan shall have been materially damaged by fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage); and (iv) Banyan shall have received no report that a Person other than the Partnerships shall have become a "5 percent shareholder" of Banyan within the meaning of Section 382(g) of the Internal Revenue Code;

            (c) There shall not be pending or threatened any action or proceeding by or before any court or other Governmental Authority which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Agreement or any other transaction contemplated hereby, and which, in the reasonable judgment of EFG, makes it inadvisable to proceed with the Agreement and the transactions contemplated hereby;

            (d) All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Peabody & Brown, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request;

            (e) The Partnerships, EFG and NEWCO shall have received from Shefsky & Froelich Ltd., counsel to Banyan, an opinion, dated as of the Closing Date in form and substance reasonably acceptable to their counsel; and

            (f) Gary D. Engle shall have been duly elected to the Board of Directors of Banyan and shall have been named as additional insured party under Banyan's directors and officers liability insurance policy.

      5.2. CONDITIONS TO THE OBLIGATIONS OF BANYAN. The obligations of Banyan under Article I are subject to the fulfillment on or before the Closing Date of each of the following conditions:

            (a)   The representations and warranties contained in
Article III shall be true and accurate on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date; each of EFG, NEWCO and the Partnerships shall have performed and complied with all of its respective obligations required by this Agreement to be performed or complied with at or prior to the Closing, and each of EFG, NEWCO and the Partnerships shall have delivered to Banyan a certificate dated as of the Closing certifying the same;

            (b) Between the date hereof and the Closing Date; (i) there shall have been no material adverse change in the business, assets or financial condition of EFG, NEWCO or any Partnership, (ii) there shall have been no adverse federal, state or local legislative or regulatory change affecting in any material respect this Agreement; and (iii) none of the properties and assets of EFG, NEWCO or any Partnership shall have been materially damaged by fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage);

            (c) There shall not be pending or threatened any action or proceeding by or before any court or other Governmental Authority which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Agreement or any other transaction contemplated hereby, and which, in the reasonable judgment of Banyan, makes it inadvisable to proceed with the Agreement and the transactions contemplated hereby.

            (d) All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory to Shefsky & Froelich Ltd. and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request;

            (e) Banyan shall have received from Peabody & Brown, counsel to the Partnerships, NEWCO and EFG, an opinion, dated as of the Closing Date, in form and substance reasonably acceptable to Banyan's counsel; and

            (f) Banyan shall have received an opinion from JLR that the transactions contemplated herein are fair from a financial point of view to shareholders of Banyan.

                                ARTICLE VI

                           CONDITION SUBSEQUENT
                           --------------------

      6.1. CONDITION SUBSEQUENT. In the event the Gearbulk Purchase shall not have occurred on or before May 15, 1997, the obligations of Banyan hereunder are subject to the additional condition subsequent that the Partnerships and NEWCO shall have, on or before June 30, 1997, refinanced the Vessels so as to provide NEWCO with cash in the amount of $4,400,000. In the event the foregoing condition shall not be satisfied, this Agreement shall automatically terminate and be of no further force or effect at the close of business on June 30, 1997, and the transactions consummated pursuant to Article I hereof shall be deemed rescinded ab initio. Without limiting the foregoing, NEWCO and the Partnerships shall cause the return to Banyan for cancellation of the certificate or certificates representing the Banyan Shares, and Banyan's Membership interest in NEWCO shall be canceled and of no further force or effect.

      6.2. BREAK UP FEE. In the event this Agreement is terminated pursuant to Section 6.1, the Partnerships shall cause to be paid to Banyan the sum of (i) $350,000, plus (ii) an amount equal to the reasonable out-of-pocket expenses incurred by Banyan in connection with this transaction not to exceed $100,000, subject, with respect to clause (ii) only, to the delivery by Banyan to EFG of documentation of such expenses in reasonable detail.

      6.3. ADDITIONAL COVENANTS. In the event of the termination of this Agreement pursuant to Section 6.1 hereof, the parties shall take all actions, including, without limitation, the execution and delivery of all agreements reasonably requested by any party, to effect the rescission of the transactions entered into at the Closing. Each party agrees that, for federal income tax purposes, it shall take the position that the transactions were rescinded ab initio and are without effect, in accordance with IRS Revenue Ruling 80-58.

                                ARTICLE VII

                             REMEDY FOR BREACH
                             -----------------

      7.1. REMEDY FOR BREACH. The representations and warranties of the parties hereunder shall survive the Closing and shall remain in full force and effect until the earlier of (i) the closing of the Gearbulk Purchase or
(ii) June 30, 1997 (the "Expiration Date"), provided that no party shall have any rights with respect to any such breach in the event this Agreement is rescinded pursuant to Section 6.1 and the payments required under 6.2 are made. In the event of any material breach by any party of any representation, warranty, covenant or agreement made by any party hereto, EFG, in the case of a breach by Banyan, or Banyan, in the case of a breach by any of the Partnerships, EFG or NEWCO, may rescind this Agreement by giving written notice to the other parties prior to the Expiration Date.
In such event, this Agreement shall be rescinded in the manner contemplated by Section 6.1 and 6.3 hereof and the breaching party shall pay to the non-breaching party or parties liquidated damages in the amount of $350,000, and neither party shall have any further obligation hereunder except to take such actions as either EFG or Banyan shall reasonably request to rescind the transactions entered into at the Closing. Notwithstanding the foregoing, the representations and warranties set forth in Section 3.9 hereof and the indemnification provided for in Article VIII of this Agreement shall survive the Expiration Date and the termination of this Agreement under Article VI or otherwise.

                               ARTICLE VIII

                            REGISTRATION RIGHTS
                            -------------------

      8.1.  REGISTRATION RIGHTS.

            (a) CERTAIN DEFINITIONS. As used in this Section 8.1 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" means the Securities and Exchange
Commission, or any other Federal agency at the time administering the Securities Act.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "OTHER HOLDERS" shall mean persons other than the Stockholders who, by virtue of agreements with Banyan, are entitled to include their securities in certain registrations of Banyan.

                  "REGISTRATION STATEMENT" means a registration statement filed by Banyan with the Commission for a public offering and sale of securities of Banyan (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "REGISTRATION EXPENSES" means the expenses described in subsection 8.1(f).

                  "REGISTRABLE SHARES" means (i) any shares of Common Stock of Banyan acquired by a Partnership pursuant to Section 1.4(a) hereof, and
(ii) any other shares of Common Stock of Banyan issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act (or any similar rule promulgated by the Commissioner permitting the resale of restricted securities without the necessity of a registration statement under the Securities Act) ("Rule 144"), or any sale in any manner to a person or entity which, by virtue of Section 8.2 of this Agreement, is not entitled to the rights provided by this Section 8.1; and PROVIDED FURTHER, HOWEVER, that Registrable Shares shall not include any shares which are available for sale and can be sold (whether or not sold) pursuant to Rule 144.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "SHARES" shall have the meaning specified in subsection 1(b).

                  "STOCKHOLDERS" means any Partnership and any persons or entities to whom the rights granted under this Section 8 are transferred by the Partnership or its respective successors or assigns pursuant to
Section 8.2 hereof.

            (b)   SALE OR TRANSFER OF SHARES; LEGEND.

                  (i) The Registrable Shares shall not be sold or transferred unless either (A) they first shall have been registered under the Securities Act, or (B) Banyan first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to Banyan, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                  (ii) Each certificate or other instrument representing the Registrable Shares shall bear a legend substantially in the following form:

      The securities represented by this instrument have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to Banyan is obtained to the effect that such registration is not required.

      The foregoing legend shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

            (c)   REQUIRED REGISTRATIONS.

                  (i) At any time after June 30, 1997, a Stockholder or Stockholders holding Registrable Shares may request Banyan, in writing, to effect the registration on Form S-3 (or any successor or other form relating to secondary offerings) of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the current public market price). Upon receipt of any such request, Banyan shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to Banyan within 30 days after Banyan provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, Banyan shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such other form, of all Registrable Shares which Banyan has been requested to register.

                  (ii) Banyan shall not be required to effect more than two registrations pursuant to paragraph (i) above.

                  (iii) If at the time of any request to register Registrable Shares pursuant to this Section 8.1(c), Banyan is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to subsection 8.1(d) or is engaged in any other activity which, in the good faith determination of Banyan's Board of Directors, would be adversely affected by the requested registration to the material detriment of Banyan, then Banyan may at its option direct that such request be delayed for a period not in excess of 90 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be.

                  (iv) Banyan shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 8(c):

                        (A) In any particular jurisdiction in which Banyan would be required to execute a general consent to qualify as a foreign corporation or to service of process in effecting such registration, qualification, or compliance; or

                        (B) During the period starting with the date sixty (60) days prior to Banyan's good faith estimate of the date of filing of, and ending on a date one hundred twenty (120) days after the effective date of, a Banyan-initiated registration; provided that Banyan is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

            (d)   INCIDENTAL REGISTRATION.

                  (i) Whenever Banyan proposes to file a Registration Statement (other than pursuant to Section 8.1(c)) at any time and from time to time other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written notice of a Stockholder or Stockholders given within 20 days after Banyan provides such notice (which request shall state the intended method of disposition of such Registrable Shares), Banyan shall, subject to clause d(ii) below, use its best efforts to cause all Registrable Shares which Banyan has been requested by such Stockholder or Stockholders to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that Banyan shall have the right to postpone or withdraw any registration effected pursuant to this subsection 8.1(d) without obligation to any Stockholder.

                  (ii) In connection with any offering involving an underwriting of shares of Common Stock (the "Offered Shares") by Banyan or by persons exercising demand registration rights, Banyan shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between Banyan and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering of the Offered Shares. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included, together with any other shares which Banyan is obligated to register pursuant to incidental or "piggyback" registration rights granted to other shareholders ("Other Registrable Shares"), would materially and adversely affect the Offering of the Offered Shares, then Banyan shall not include in such underwriting shares of Common Stock (other than the Offered Shares) owned by persons other than holders of Registrable Shares and Other Registrable Shares and shall be required to include in the underwriting not less than 75% of the Registrable Shares so requested to be included before including any Other Registrable Shares. If the number of Registrable Shares and Other Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares and Other Registrable Shares have requested to be included, and there is first excluded from such underwriting all shares of Common Stock sought to be included therein by any other holder thereof other than persons exercising demand registration rights, then the holders of Registrable Shares and Other Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares and Other Registrable Shares. If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares and Other Registrable Shares.

            (e) REGISTRATION PROCEDURES. If and whenever Banyan is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, Banyan shall:

                  (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for a period of not less than 120 days from the effective date;

                  (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 120 days from the effective date;

                  (iii) as expeditiously as possible furnish to each selling Stockholder such reasonable number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                  (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED, HOWEVER, that Banyan shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

      If Banyan has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, Banyan will promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to Banyan. Banyan shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

            (f) ALLOCATION OF EXPENSES. Banyan will pay all Registration Expenses of all registrations under this Agreement; provided however, that if a registration is withdrawn at the request of the Stockholders requesting such registration, other than as a result of material adverse information concerning the business or financial condition of Banyan which is different from the information relating to Banyan known or available (upon request from Banyan or otherwise) to the Stockholders at the date on which such registration was requested, and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 8.1(c), the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by or on behalf of Banyan in complying with this
Section 8.1, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for Banyan and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders in connection with any registration pursuant to Section 8.1(c), state Blue Sky fees and expenses, and the expense of any regular or special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

            (g) INDEMNIFICATION. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, Banyan will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that Banyan will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Banyan, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.
In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and jointly, will indemnify and hold harmless Banyan, each of its directors and officers and each underwriter (if any) and each person, if any, who controls Banyan or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Banyan, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Banyan by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold as contemplated herein.

      Each party entitled to indemnification under this subsection 8.1(g) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 8. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

      If the indemnification provided for in this Section 8.1(g) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and the opportunity to correct or prevent such statement or omission.

            (h) INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to subsection 8.1(c)(i), Banyan and each Selling Shareholder agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by Banyan of the underwriters of such offering.

            (i) INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to Banyan such information regarding such holder and the distribution proposed by such holder as Banyan may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this
Section 8.1

            (j) "STAND-OFF" AGREEMENT. Each Stockholder, if requested by Banyan and an underwriter of Common Stock or other securities of Banyan, will not sell or otherwise transfer or dispose of any Registrable Shares or other securities of Banyan held by such Stockholder for a specified period of time, not to exceed 120 days, following the effective date of a Registration Statement PROVIDED, that all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder, including shares of Common Stock issuable upon the conversion of Shares, or other convertible securities, or upon the exercise of options, warrants or rights, and all executive officers and directors of Banyan enter into similar agreements. In addition, each Stockholder will enter into a written agreement, in a form reasonably satisfactory to Banyan and such underwriter, reflecting such stand-off agreement. Banyan may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

            (k) LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. Banyan shall not, without the prior written consent of Stockholders holding at least a majority of the Registrable Shares, enter into any agreement, other than this Agreement, with any holder or prospective holder of any securities of Banyan which would grant registration rights to such holder or prospective holder, that are inconsistent with the rights of the Stockholders set forth herein.

            (l)   RULE 144 REQUIREMENTS.  Banyan agrees to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144;

                  (ii) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of Banyan under the Securities Act and the Exchange Act; and

                  (iii) Furnish to any holder of Registrable Shares upon request a written statement by Banyan as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Banyan, and such other reports and documents of Banyan as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

            (m) SELECTION OF UNDERWRITER. In the case of any underwritten registration effected pursuant to subsection 8.1(c), the Board of Directors of Banyan shall designate the managing underwriters in the underwritten offering, subject to the approval of the requesting
Stockholders, which approval shall not be unreasonably withheld.

            (n) TERMINATION OF REGISTRATION RIGHTS. The rights of any Stockholder to request registration or inclusion in any registration pursuant to Section 8.1 shall terminate on such date as all shares of Registrable Securities held by such Stockholder may immediately be sold under Rule 144 during any 90-day period.

      8.2.  TRANSFERS OF CERTAIN RIGHTS.

      (a)   TRANSFER.  The rights granted to each Partnership under
Section 8.1 may be transferred by such Partnership to any person or persons acquiring at least 50,000 Registrable Shares (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like); PROVIDED, HOWEVER, that Banyan is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

            (b) TRANSFEREES. Any transferee to whom rights Section 8.1 are transferred shall, as a condition to such transfer, deliver to Banyan a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Partnerships under Section 8.1, to the same extent as if such transferee were the Partnership hereunder.

            (c) SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this Section 8.2 may again transfer such rights to any other person or persons, subject to subparagraphs (a) or (b) above.

                                ARTICLE IX

                            GENERAL PROVISIONS
                            ------------------

      9.1. CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings:

      "AFFILIATE" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date hereof.

      "GOVERNMENTAL AUTHORITY" means any nation or government, any state, regional, local or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

      9.2. EFG AS AGENT. For purposes of this Agreement and any agreement entered into in connection with this Agreement, EFG shall act as agent for NEWCO and the Partnerships and any Stockholder and shall receive and provide all notices and enforce any rights of NEWCO and the Partnerships and any Stockholder. Banyan shall have no obligation to deliver any notice or consent to, or acknowledge receipt of any notice or consent from, any party other than EFG under this Agreement. EFG may assign its obligations under this Section 9.2 by giving Banyan five business days prior written notice of such assignment.

      9.3. WAIVER. Banyan irrevocably waives any rights which it may have to declare the Banyan Shares Excess Shares as that term is described in
Section 7.8 of the By-Laws of Banyan.

      9.4. NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guarantee overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate in writing to the other party):

      (a)   IF TO BANYAN TO:

            Banyan Strategic Land Fund II
            150 South Wacker Drive
            Suite 2900
            Chicago, Illinois 60606
            Attn:  Chief Executive Officer
            Telecopy No.:  (312) 553-0450

            WITH A COPY TO:

            Shefsky & Froelich Ltd.
            444 N. Michigan Avenue
            Suite 2500
            Chicago, Illinois 60606
            Attn:  Michael J. Choate, Esq.
            Telecopy No.:  (312) 527-5921
      (b)   IF TO EFG, THE PARTNERSHIPS OR NEWCO TO:
            Equis Financial Group Limited Partnership
            c/o Equis Corporation
            98 North Washington Street
            Boston, Massachusetts 02114
            Attn:  James A. Coyne, Senior Vice President
            Telecopy No.:  (617) 523-1410

            WITH A COPY TO:

            Peabody & Brown
            101 Federal Street
            Boston, Massachusetts 02110
            Attn:  Carter S. Bacon, Jr., Esq.
            Telecopy No. (617) 345-1300

      9.5. ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter. Without limiting the foregoing, the letter agreement dated February 26, 1997 between Banyan and EFG shall be terminated and of no further force or effect simultaneously with the Banyan Distribution. The Exhibits and Schedules constitute a part hereof as though set forth in full above.

      9.6. EXPENSES. Except as otherwise provided in Section 6.2, each party shall pay its own fees and expenses, including its own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby.

      9.7. AMENDMENT; WAIVER. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall nay waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

      9.8. BINDING EFFECT; ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder.

      9.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

      9.10. INTERPRETATION. When a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein and on the Schedules and Exhibits are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, the Schedules or the Exhibits. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Time shall be of the essence of this Agreement.

      9.11. GOVERNING LAW; INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Illinois applicable to contracts executed and to be wholly performed within such State.

      9.12. ARM'S LENGTH NEGOTIATIONS. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement;
(c) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                        BANYAN STRATEGIC LAND FUND II

                        By:   /s/Leonard G. Levine
                              ------------------------------
                              Leonard G. Levine, President

                        EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP
                        By:   Equis Corporation, its General Partner

                        By:   /s/James A. Coyne
                              ------------------------------
                              James A. Coyne, Senior Vice President

                        AFG HATO ARROW LIMITED PARTNERSHIP
                        By:   AFG Leasing VI Incorporated, its General
                              Partner

                        By:   /s/James A. Coyne
                              ------------------------------
                              James A. Coyne, Vice President

                        AFG DOVE ARROW LIMITED PARTNERSHIP
                        By:   AFG Leasing VI Incorporated, its General
                              Partner

                        By:   /s/James A. Coyne
                              ------------------------------
                              James A. Coyne, Vice President

                        AIP/LARKFIELD LIMITED PARTNERSHIP
                        By:   AFG Leasing IV Incorporated, its General
                              Partner

                        By:   /s/James A. Coyne
                              ------------------------------
                              James A. Coyne, Vice President

                        EQUIS EXCHANGE LLC

                        By:   /s/James A. Coyne
                              ------------------------------
                              James A. Coyne, Manager

EXHIBIT A
---------
                            EQUIS EXCHANGE LLC
                 AMENDED AND RESTATED Operating Agreement

              This Amended and Restated Operating Agreement of EQUIS EXCHANGE LLC (the "Company") is made as of April 17, 1997, by and among James A. Coyne ("Coyne"), Equis Financial Group Limited Partnership ("EFG") and Banyan Strategic Land Fund II, a Delaware corporation ("Banyan").

WITNESSETH,

              WHEREAS, the Company was formed as a limited liability company under the Massachusetts Limited Liability Company Act (as amended from time to time, the "Act") on April 16, 1997 and is presently governed by an Operating Agreement of the same date between Coyne and EFG; and

              WHEREAS, Coyne and EFG are the Managers of the Company (such persons and their respective successors in office being hereinafter referred individually as "Manager" or collectively as "Managers");

              WHEREAS, EFG and Coyne were the original Members of the Company and Banyan is, upon the execution of this agreement, being admitted as an additional Member of the Company and Coyne is withdrawing as a Member (EFG and Banyan and their respective successors in interest being hereunder referred to individually as "Member" or collectively as "Members");

      WHEREAS, the Managers and the Members wish to set forth their respective rights, obligations and duties regarding the Company and its assets and liabilities;

      NOW, THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereby agree as follows:


                    ARTICLE I - ORGANIZATION AND POWERS

      1.1. ORGANIZATION. The Company has been formed by the filing of its Certificate of Organization with the Massachusetts Secretary of State pursuant to the Act. The Certificate of Organization may be restated by the Managers as provided in the Act or amended by the Managers to change the address of the office of the Company in Massachusetts and the name and address of its resident agent in Massachusetts or to make corrections required by the Act. Other additions to or amendments of the Certificate of Organization shall be authorized by the Members as provided in Article
II. The Certificate of Organization as so amended from time to time, is referred to herein as the "Certificate." The Managers shall deliver a copy of the Certificate and any amendment thereto to any Member who so requests.

      1.2. PURPOSES AND POWERS. The principal business activity and purpose of the Company shall initially be to manage, acquire and dispose of three shipping vessels and related equipment, and to engage in any business related thereto or useful in connection therewith. However, the business and purposes of the Company shall not be limited to its initial principal business activity and, unless the Members otherwise determine, the Company shall have authority to engage in any other lawful business, trade, purpose or activity permitted by the Act, and it shall possess and may exercise all of the powers and privileges granted by the Act or together with any powers incidental thereto, so far as such powers or privileges are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the Company, including without limitation the following powers:

              (a) to conduct its business and operations in any state, territory or possession of the United States or in any foreign country or jurisdiction;

              (b) to purchase, receive, take, lease or otherwise acquire, own, hold, improve, maintain, use or otherwise deal in and with, sell, convey, lease, exchange, transfer or otherwise dispose of, mortgage, pledge, encumber or create a security interest in all or any of its real or personal property, or any interest therein, wherever situated;

              (c) to borrow or lend money or obtain or extend credit and other financial accommodations, to invest and reinvest its funds in any type of security or obligation of or interest in any public, private or governmental entity, and to give and receive interests in real and personal property as security for the payment of funds so borrowed, loaned or invested;

              (d) to make contracts, including contracts of insurance, incur liabilities and give guaranties, whether or not such guaranties are in furtherance of the business and purposes of the Company, including without limitation, guaranties of obligations of other persons who are interested in the Company or in whom the Company has an interest;

              (e) to have one or more Managers, to employ officers, employees, agents and other persons, to fix the compensation and define the duties and obligations of such personnel, to establish and carry out retirement, incentive and benefit plans for such personnel, and to indemnify such personnel to the extent permitted by this Agreement and the Act;

              (f) to make donations irrespective of benefit to the Company for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes;

              (g) to institute, prosecute, and defend any legal action or arbitration proceeding involving the Company, and to pay, adjust, compromise, settle, or refer to arbitration any claim by or against the Company or any of its assets;

              (h) to act as the voting trustee in one or more voting trusts; and

              (i)       to be a partner in one or more partnerships.

      1.3. PRINCIPAL PLACE OF BUSINESS. The principal office and place of business of the Company shall initially be 98 North Washington Street, Boston, Massachusetts 02114. After giving notice to the Members, the Managers may change the principal office or place of business of the Company at any time and may cause the Company to establish other offices or places of business.

      1.4. FISCAL YEAR. The fiscal year of the Company shall end on December 31 in each year.

      1.5. QUALIFICATION IN OTHER JURISDICTIONS. The Managers shall cause the Company to be qualified or registered under applicable laws of any jurisdiction in which the Company transacts business and shall be authorized to execute, deliver and file any certificates and documents necessary to effect such qualification or registration, including without limitation the appointment of agents for service of process in such jurisdictions.

                           ARTICLE II - MEMBERS

      2.1. MEMBERS. The Members of the Company and their addresses shall be listed on Schedule A and said Schedule shall be amended from time to time by the Managers to reflect the withdrawal of Members or the admission of additional Members pursuant to this Agreement. Schedule A shall set forth for the percentage interest which each Member holds in the profits of the Company (the "Membership Interests"), and the Contribution

(as defined in Section 6.2), if any, of each Member. The Members shall constitute a single class or group of Members of the Company for all purposes of the Act, unless otherwise explicitly provided herein. The Managers shall notify the Members of changes in Schedule A, which shall constitute the record list of the Members for all purposes of this Agreement.

      2.2. ADMISSION OF NEW MEMBERS. Additional persons may be admitted by the Managers to the Company as Members and may participate in the profits, losses, distributions, allocations and capital contributions of the Company upon such terms as are established by the Managers by amendment of this Agreement in accordance with Section 10.5, which may include the establishment of classes or groups of one or more Members having different relative rights (including voting rights), powers and duties, provided that no person, other than an assignee of a Class A Membership Interest, may be admitted to the Company without the prior written consent of the holders of majority of the Class B Membership Interests. Existing Members shall have no preemptive or similar right to subscribe to the purchase of new Membership Interests in the Company.

      2.3. CLASSES OF MEMBERS. Until such time as additional classes are established by the Managers pursuant to Section 2.1, the Company shall have two (2) classes of Members, Class A Members and Class B Members. The Class A and Class B Members shall have the respective rights with respect to profits, losses and distributions set forth in Article VII. Class A Members shall have voting rights and Class B Members shall have no voting rights.

      2.4.    MEETINGS OF MEMBERS

              (a) Meetings of Members may be called for any proper purpose at any time by the Managers or the holders of a majority of the Membership Interests having voting rights ("Voting Membership Interests"; Members holding such Interests are referred to herein as "Voting Members").

The Managers or the Members calling the meeting shall determine the date, time and place of each meeting of Members, and written notice thereof shall be given by the Managers to each Voting Member not less than five days or more than 60 days prior to the date of the meeting. The business of each meeting of Members shall be limited to the purposes described in the notice. A written waiver of notice, executed before or after a meeting by a Member or his authorized attorney and delivered to the Managers shall be deemed equivalent to notice of the meeting.

              (b) Persons holding a majority of the Voting Membership Interests shall constitute a quorum for the transaction of any business at a meeting of Members. Members may attend a meeting in person or by proxy. Members may also participate in a meeting by means of conference telephone or similar communications equipment that permits all Members present to hear each other. If less than a quorum of the Members is present, the meeting may be adjourned by the chairman to a later date, time and place, and the meeting may be held as adjourned without further notice. When an adjourned meeting is reconvened, any business may be transacted that might have been transacted at the original meeting.

              (c) A chairman selected by the Managers shall preside at all meetings of the Members unless the Members elect from the Membership a chairman of the meeting. The chairman shall determine the order of business and the procedures to be followed at each meeting of Members. An action shall be deemed approved when approved by holders of a majority of the Voting Membership Interests present in person or by proxy at any meeting of the Members.

      2.5. ACTION WITHOUT A MEETING. There is no requirement that the Members hold a meeting in order to take action on any matter. Any action required or permitted to be taken by the Members may be taken without a meeting if one or more written consents to such action shall be signed by Members holding a majority of the Voting Membership Interests. Such written consents shall be delivered to the Managers at the principal office of the Company and unless otherwise specified shall be effective on the date when the first consent is so delivered. The Managers shall give prompt notice to all Voting Members who did not consent to any action taken by written consent of Members without a meeting.

      2.6. LIMITATION OF LIABILITY OF MEMBERS. Except as otherwise provided in the Act, no Member of the Company shall be obligated personally for any debt, obligation or liability of the Company or of any other Member, whether arising in contract, tort or otherwise, solely by reason of being a Member of the Company. Except as otherwise provided in the Act, by law or expressly in this Agreement, no Member shall have any fiduciary or other duty to another Member with respect to the business and affairs of the Company, and no Member shall be liable to the Company or any other Member for acting in good faith reliance upon the provisions of this Agreement. Subject to Section 7.2, no Member shall have any responsibility to restore any negative balance in his Capital Account (as defined in Section 6.1) or to contribute to or in respect of the liabilities or obligations of the Company or return distributions made by the Company except as required by the Act or other applicable law; provided, however, that Members are responsible for their failure to make required Contributions under Section 6.2. The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or the management of its business or affairs under this Agreement or the Act shall not be grounds for making its Members or Managers responsible for the liabilities of the Company.

      2.7. AUTHORITY. Unless specifically authorized by the Managers, no Member that is not a Manager or an Officer of the Company shall be an agent of the Company or have any right, power or authority to act for or to bind the Company or to undertake or assume any obligation or responsibility of the Company or of any other Member.

      2.8. NO RIGHT TO WITHDRAW. No Member shall have any right to resign or withdraw from the Company without the consent of the other Members or to receive any distribution or the repayment of his capital contribution except as provided in Section 7.2 and Article IX upon dissolution and liquidation of the Company. No Member shall have any right to have the fair value of his interest in the Company appraised and paid out upon the resignation or withdrawal of such Member or any other circumstances.

      2.9. RIGHTS TO INFORMATION. Members shall have the right to receive from the Managers upon request a copy of the Certificate and of this Agreement, as amended from time to time, and such other information regarding the Company as is required by the Act, subject to reasonable conditions and standards established by the Managers, as permitted by the Act, which may include, without limitation, withholding or restrictions on the use of confidential information.


                         ARTICLE III - MANAGEMENT

      3.1. MANAGERS. The names and addresses of the initial Managers of the Company are set forth on SCHEDULE A. Said schedule shall be amended from time to time by the Managers to reflect the resignation or removal of the Managers or the appointment of new or additional Managers pursuant to this Agreement.

      3.2. ELECTION AND QUALIFICATION. The Members shall from time to time fix the number of Managers and elect the number of Managers so fixed. Managers may, but are not required to, be Members, and shall hold office at the pleasure of the Members. Each Manager shall devote such time to the business and affairs of the Company as is reasonably necessary for the performance of the Manager's duties, but shall not be required to devote full time to the performance of such duties and may delegate his responsibilities as provided in Section 3.3.

      3.3. POWERS AND DUTIES OF THE MANAGERS. The business and affairs of the Company shall be managed under the direction of the Managers, who shall have and may exercise on behalf of the Company all of its rights, powers, duties and responsibilities under Section 1.2 or as provided by law, including without limitation the right and authority:

              (a) to manage the business and affairs of the Company and for this purpose to employ, retain or appoint any officers, employees, consultants, agents, brokers, professionals or other persons in any capacity for such compensation and on such terms as the Managers deem necessary or desirable and to delegate to such persons such of their duties and responsibilities as the Managers shall determine;

              (b) to enter into, execute, deliver, acknowledge, make, modify, supplement or amend any documents or instruments in the name of the Company;

              (c) to borrow money or otherwise obtain credit and other financial accommodations on behalf of the Company on a secured or unsecured basis as provided in Section 1.2(c), and to perform or cause to be performed all of the Company's obligations in respect of its indebtedness and any mortgage, lien or security interest securing such indebtedness; and
              (d) to make elections and prepare and file returns regarding any federal, state or local tax obligations of the Company.

Unless otherwise provided in this Agreement, any action taken by a Manager, and the signature of a Manager on any agreement, contract, instrument or other document on behalf of the Company, shall be sufficient to bind the Company and shall conclusively evidence the authority of that Manager and the Company with respect thereto.

      3.4. TAX MATTERS PARTNER. The Manager designated by the Managers from time to time shall serve as the "Tax Matters Partner" of the Company for purposes of Section 6231(a)(7) of the Internal Revenue Code of 1986 as amended (the "Code"), with power to manage and represent the Company in any administrative proceeding of the Internal Revenue Service. The initial Tax Matters Partner of the Company shall be James A. Coyne.

      3.5. RESIGNATION AND REMOVAL OF MANAGERS. Any Manager may resign upon at least 60 days' notice to the Members and the other Managers (unless notice is waived by them). Any Manager may be removed at any time with or without cause by the Voting Members.

      3.6. RELIANCE BY THIRD PARTIES. Any person dealing with the Company, the Managers or any Member may rely upon a certificate signed by any Manager as to (i) the identity of any Managers, Officers or Members of the Company; (ii) any factual matters relevant to the affairs of the Company; (iii) the persons who are authorized to execute and deliver any document on behalf of the Company; or (iv) any action taken or omitted by the Company, the Managers or any Member.

      3.7. MEETINGS AND ACTION OF MANAGERS. Unless otherwise determined by the Members or Managers, all action to be taken by the Managers of the Company shall be taken by vote or written consent of a majority of the Managers then in office. There is no requirement that the Managers hold a meeting in order to take action on any matter. Meetings of the Managers may be called by any Manager. If action is to be taken at a meeting of the Managers, notice of the time, date and place of the meeting shall be given to each Manager by an Officer or the Manager calling the meeting by personal delivery, telephone or fax sent to the business or home address of each Manager at least 24 hours in advance of the meeting, or by written notice mailed to each Manager at either such address at least 72 hours in advance of the meeting; however, no notice need be given to a Manager who waives notice before or after the meeting, or who attends the meeting without protesting at or before its commencement the inadequacy of notice to him. Managers may also attend a meeting in person or by proxy, and they may also participate in a meeting by means of conference telephone or similar communications equipment that permits all Managers present to hear each other. A chairman selected by the Managers shall preside at all meetings of the Managers. The chairman shall determine the order of business and the procedures to be followed at each meeting of the Managers.

      3.8.    OFFICERS OF THE COMPANY

              (a) The Managers shall designate such officers of the Company (individually, an "Officer" and collectively, the "Officers") having such titles, powers and responsibilities as the Managers shall in their discretion determine.

              (b) All Officers shall hold office at the pleasure of the Managers and may be removed by a vote of the Managers with or without cause. Any Officer may resign by delivering his written resignation to the Company at its principal office and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

      3.9. LIMITATION OF LIABILITY OF MANAGER AND OFFICERS. No Manager or Officer shall be obligated personally for any debt, obligation or liability of the Company or of any Member, whether arising in contract, tort or otherwise, solely by reason of being or acting as Manager or Officer of the Company. No Manager or Officer shall be personally liable to the Company or to its Members for breach of any fiduciary or other duty that does not involve (i) a breach of the duty of loyalty to the Company or its Members, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) a transaction from which the Manager or officer derived an improper personal benefit.

      3.10. Immediately following the Closing, Banyan shall into an employment agreement with James A. Coyne containing substantially the same terms and conditions as existing employment agreement between the Company and Leonard G. Levine.

Management Fee

                       ARTICLE IV - INDEMNIFICATION

      4.1.    DEFINITIONS.  For purposes of this Article IV:

              "Manager" includes (i) a person serving as a Manager or an Officer of the Company or in a similar executive capacity appointed by the Managers and exercising rights and duties delegated by the Managers, (ii) a person serving at the request of the Company as a director, Manager, officer, employee or other agent of another organization, and (iii) any person who formerly served in any of the foregoing capacities;

              "expenses" means all expenses, including attorneys' fees and disbursements, actually and reasonably incurred in defense of a proceeding or in seeking indemnification under this Article, and except for proceedings by or in the right of the Company or alleging that a Manager received an improper personal benefit, any judgments, awards, fines, penalties and reasonable amounts paid in settlement of a proceeding; and

              "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and any claim which could be the subject of a proceeding.

      4.2. RIGHT TO INDEMNIFICATION. Except as limited by law and subject to the provisions of this Article, the Company shall indemnify each of its Managers against all expenses incurred by them in connection with any proceeding in which a Manager is involved as a result of serving in such capacity, except that no indemnification shall be provided for a Manager regarding any matter as to which it shall be finally determined that said Manager did not act in good faith and in the reasonable belief that his action was in the best interests of the Company. Subject to the foregoing limitations, such indemnification may be provided by the Company with respect to a proceeding in which it is claimed that a Manager received an improper personal benefit by reason of his position, regardless of whether the claim arises out of the Manager's service in such capacity, except for matters as to which it is finally determined that an improper personal benefit was received by the Manager.

      4.3. AWARD OF INDEMNIFICATION. The determination of whether the Company is authorized to indemnify a Manager hereunder and any award of indemnification shall be made in each instance (a) by a majority of the Managers who are not parties to the proceeding in question, (b) by independent legal counsel appointed by the Managers or the Members, or
(c) by the holders of a majority of the Membership Interests of the Members who are not parties to the proceeding in question. The Company shall be obliged to pay indemnification applied for by a Manager unless there is an adverse determination (as provided above) within forty-five (45) days after the application. If indemnification is denied, the applicant may seek an independent determination of his right to indemnification by a court, and in such event, the Company shall have the burden of proving that the applicant was ineligible for indemnification under this Article. Notwithstanding the foregoing, in the case of a proceeding by or in the right of the Company in which a Manager is adjudged liable to the Company, indemnification hereunder shall be provided to said Manager only upon a determination by a court having jurisdiction that in view of all the circumstances of the case, said Manager is fairly and reasonably entitled to indemnification for such expenses as the court shall deem proper.

      4.4. SUCCESSFUL DEFENSE. Notwithstanding any contrary provisions of this Article, if a Manager has been wholly successful on the merits in the defense of any proceeding in which he was involved by reason of his position as Manager or as a result of serving in such capacity (including termination of investigative or other proceedings without a finding of fault on the part of the Manager), the Manager shall be indemnified by the Company against all expenses incurred by the Manager in connection therewith.

      4.5. ADVANCE PAYMENTS. Except as limited by law, expenses incurred by a Manager in defending any proceeding, including a proceeding by or in the right of the Company, shall be paid by the Company to the Manager in advance of final disposition of the proceeding upon receipt of his written undertaking to repay such amount if the Manager is determined pursuant to this Article or adjudicated to be ineligible for indemnification, which undertaking shall be an unlimited general obligation but need not be secured and may be accepted without regard to the financial ability of the Manager to make repayment; provided, however, that no such advance payment of expenses shall be made if it is determined pursuant to
Section 4.3 of this Article on the basis of the circumstances known at the time (without further investigation) that the Manager is ineligible for indemnification.

      4.6. INSURANCE. The Company shall have power to purchase and maintain insurance on behalf of any Manager, officer, agent or employee against any liability or cost incurred by such person in any such capacity or arising out of his status as such, whether or not the Company would have power to indemnify against such liability or cost.

      4.7. HEIRS AND PERSONAL REPRESENTATIVES. The indemnification provided by this Article shall inure to the benefit of the heirs and personal representatives of each Manager.

      4.8. NON-EXCLUSIVITY. The provisions of this Article shall not be construed to limit the power of the Company to indemnify its Managers, Members, officers, employees or agents to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law. The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Article.

      4.9. AMENDMENT. The provisions of this Article may be amended or repealed in accordance with Section 10.5; however, no amendment or repeal of such provisions that adversely affects the rights of a Manager under this Article with respect to his acts or omissions at any time prior to such amendment or repeal shall apply to said Manager without his consent.

                     ARTICLE V - CONFLICTS OF INTEREST

      5.1. TRANSACTIONS WITH INTERESTED PERSONS. Unless entered into in bad faith, no contract or transaction between the Company and one or more of its Managers, Officers or Members, or between the Company and any other corporation, partnership, association or other organization in which one or more of its Managers, Officers or Members have a financial interest or are directors, partners, Managers or officers, shall be voidable solely for this reason or solely because said Manager or Member was present or participated in the authorization of such contract or transaction if:

              (a) the material facts as to the relationship or interest of said Manager, Officer or Member and as to the contract or transaction were disclosed or known to the other Managers (if any) or Members and the contract or transaction was authorized by the disinterested Managers (if any) or Members; or

              (b) the contract or transaction was fair to the Company as of the time it was authorized, approved or ratified by the disinterested Managers (if any) or Members;

      and no Manager, Officer or Member interested in such contract or transaction, because of such interest, shall be considered to be in breach of this Agreement or liable to the Company, any Manager or Member, or any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.


              ARTICLE VI - CAPITAL ACCOUNTS AND CONTRIBUTIONS

      6.1.    CAPITAL ACCOUNTS.

              (a) There shall be established on the books of the Company a separate capital account (a "CAPITAL ACCOUNT") for each Member.

              (b) The Capital Account of each Member (regardless of the time or manner in which such Member's interest was acquired) shall be maintained in accordance with the rules of Section 704(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code") (together with Section 1.704-1(b) of the Treasury Regulations). Adjustments shall be made to the Capital Accounts for distributions and allocations as required by the rules of Section 704(b) of the Code and the Treasury Regulations thereunder.

              (c) If there is a transfer of all or a part of an interest in the Company by a Member, the Capital Account of the transferor that is attributable to the transferred interest shall carry over to the transferee of such Member.

              (d) Subject to Section 7.2, notwithstanding any provision contained herein to the contrary, no Member shall be required to restore any negative balance in his Capital Account.

      6.2. CONTRIBUTIONS. Each Member shall make the contributions to the capital of the Company (herein "Contributions") specified on Schedule A. All Contributions shall be paid in cash unless otherwise specified on Schedule A or agreed to by the Members. Except as set forth on Schedule A, no Member or Manager shall be entitled or required to make any contribution to the capital of the Company; however, the Company may borrow from its Members as well as from banks or other lending institutions to finance its working capital or the acquisition of assets upon such terms and conditions as shall be approved by the Managers, and any such borrowing from Members shall not be considered Contributions or reflected in their Capital Accounts. The value of all non-cash Contributions made by Members shall be set forth on Schedule A. No Member shall be entitled to any interest or compensation with respect to his Contribution or any services rendered on behalf of the Company except as specifically provided in this Agreement or approved by the Managers. No Member shall have any liability for the repayment of the Contribution of any other Member and each Member shall look only to the assets of the Company for return of his Contribution.


              ARTICLE VII - PROFITS, LOSSES AND DISTRIBUTIONS

      7.1.    PROFITS, LOSSES AND DISTRIBUTIONS.

              (a) All profits from the normal course of business operations or otherwise from whatever source, commencing with the date of this Agreement, shall be allocated to the Members on the following basis:

                        (i) First, to the extent any losses have been allocated to Members pursuant to Section 7.1(b)(iii), in excess of the amount of profits allocated to such Members pursuant to this clause (i), profits shall be allocated to such Members pro rata based on their respective cumulative losses until the cumulative profits allocated to such Members shall equal the cumulative losses allocated to such Members;

                        (ii) Thereafter profits shall be allocated to the Members pro rata in accordance with their respective Membership Interests.

              (b) All losses arising from the normal course of business operations or otherwise, commencing with the date of this Agreement, shall be allocated to the Members on the following basis:

                        (i) First, losses shall be allocated to the Class B Members pro rata based on their respective Class B Membership Interests, until the aggregate amount of losses allocated to such Members under this clause (ii) shall equal the aggregate Contributions of such Partners less the cumulative losses (net of cumulative profits) previously allocated to such Members; and

                        (ii) Thereafter, losses shall be allocated to the Members pro rata based on their respective Membership Interests.

              (c) All distributions to the Members of cash or other property shall made in the following order of priority:

                        (i) First, to the extent cumulative profits allocated to any Members exceed cumulative losses allocated to such Members ("Cumulative Net Profits"), distributions shall be made to such Members pro rata based on their respective Cumulative Net Profits until, on a cumulative basis, each such member has received distributions under this clause (i) equal to 40% of such excess;

                        (ii) Second, distributions shall be made to the Class B Members pro rata based on their respective Contributions until all Class B Members have received cumulative distributions under this clause
(ii) equal to their respective Contributions; and

                        (iii) Thereafter, distributions shall be made to all Members in accordance with their respective Membership Interests.

      (d) All profits and losses allocated to the Members shall be credited or charged, as the case may be, to their Capital Accounts. The terms "profits" and "losses" as used in this Agreement shall mean income and losses, and each item of income, gain, loss, deduction or credit entering into the computation thereof, as determined in accordance with the accounting methods followed by the Company and computed in a manner consistent with Treasury Regulation Section 1.704-1(b)(2)(iv). Profits and losses for Federal income tax purposes shall be allocated in the same manner as profits and losses for purposes of this Section 7.1, except as provided in Section 7.3(a).

      7.2.    DISTRIBUTIONS UPON DISSOLUTION

              (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Company, the remaining assets of the Company (or the proceeds of sales or other dispositions in liquidation of the Company assets, as may be determined by the remaining or surviving Manager(s)) shall be distributed to the Members in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Company taxable year.

              (b) With respect to assets distributed in kind to the Members in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Company immediately prior to the liquidation or other distribution event; and (ii) such profits and losses shall be allocated to the Members and credited or charged to their Capital Accounts, and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 7.2(b), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing but subject to
Section 7701(g) of the Code, and the Company's basis in such assets as determined under Treasury Regulation Section 1.704-1(b). This
Section 7.2(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 7.2(b) or elsewhere in this Agreement is intended to treat or cause such distributions to be treated as sales for value. The fair market value of such assets shall be determined by the Managers or by an appraiser to be selected by the Managers.

      7.3. SPECIAL PROVISIONS. Notwithstanding the foregoing provisions in this Article VII:

              (a) Income, gain, loss and deduction with respect to Company property which has a variation between its basis computed in accordance with Treasury Regulation Section 1.704-(b) and its basis computed for Federal income tax purposes shall be shared among Members so as to take account of the variation in a manner consistent with the principles of Section 704(c) of the Code and Treasury Regulation
Section 1.704-3.

              (b) Section 704 of the Code and the Regulations issued thereunder, including but not limited to the provisions of such regulations addressing qualified income offset provisions, minimum gain chargeback requirements and allocations of deductions attributable to nonrecourse debt and partner nonrecourse debt, are hereby incorporated by reference into this Agreement.

      7.4. DISTRIBUTION OF ASSETS IN KIND. No Member shall have the right to require any distribution of any assets of the Company to be made in cash or in kind. If the Managers determine to distribute assets of the Company in kind, such assets shall be distributed on the basis of their fair market value as determined by the Managers. Any Member entitled to any interest in such assets shall, unless otherwise determined by the Managers, receive separate assets of the Company, and not an interest as tenant-in-common with other Members so entitled in each asset being distributed. Distributions in kind need not be made on a pro-rata basis but may be made on any basis which the Managers determine to be reasonable under the circumstances.

                   ARTICLE VIII - TRANSFERS OF INTERESTS

      8.1.    ADMISSION OF MEMBERS; EFFECT OF TRANSFER.

              (a) In no event may any person obtaining an interest in the Company by assignment, transfer, pledge or other means from an existing Member be admitted as a successor Member without the affirmative vote or written consent of the Managers who hold a majority of the Voting Membership Interests and capital interests in the Company held by Managers exclusive of the Membership Interest being transferred.

              (b) If the transferee is admitted as a Member or is already a Member, the Member transferring his interest shall be relieved of liability with respect to the transferred interest arising or accruing under this Agreement on or after the effective date of the transfer, unless the transferor affirmatively assumes such liability; provided, however, that the transferor shall not be relieved of any liability for prior distributions and Unpaid Contributions unless the transferee affirmatively assumes such liabilities

              (c) Any person who acquires in any manner an interest or any part thereof in the Company, whether or not such person has accepted and assumed in writing the terms and provisions of this Agreement or been admitted as a Member, shall be deemed by the acquisition of such interests to have agreed to be subject to and bound by all of the provisions of this Agreement with respect to such interest, including without limitation, the provisions hereof with respect to any subsequent transfer of such interest.

      8.2. PROHIBITED TRANSFERS. Any transfer in violation of any provisions of this Agreement shall be null and void and ineffective to transfer any interest in the Company and shall not be binding upon or be recognized by the Company, and any such transferee shall not be treated as or deemed to be a Member for any purpose. In the event that any Member shall at any time transfer his interest in violation of any of the provisions of this Agreement, the Company and the other Members, in addition to all rights and remedies at law and equity, shall have and be entitled to an order restraining or enjoining such transaction, it being expressly acknowledged and agreed that damages at law would be an inadequate remedy for a transfer in violation of this Agreement.

           ARTICLE IX - DISSOLUTION, LIQUIDATION AND TERMINATION

      9.1. DISSOLUTION. The Company shall dissolve and its affairs shall be wound up upon the first to occur of the following:

              (a)       the written consent of all of the Voting Members;

              (b) the death of a Manager; the determination by a court of competent jurisdiction that a Manager is legally insane; the bankruptcy of a Manager as defined in Section 2(1) of the Act; or the occurrence of any other event resulting in the termination of the membership of a Manager or withdrawal of a Manager under the Act; PROVIDED, HOWEVER, that the Company may be continued by the affirmative vote or written consent of Members who hold a majority of the profits, interests and capital interests in the Company held by the remaining Members, such vote or consent to be held or given within ninety (90) days following such event;

              (c)       the entry of a decree of judicial dissolution under
Section 44 of the Act; or

              (d) the consolidation or merger of the Company in which it is not the resulting or surviving entity.

      9.2. LIQUIDATION. Upon dissolution of the Company, the Managers shall act as its liquidating trustees or the Managers may appoint one or more Managers or Members as liquidating trustees. The liquidating trustees shall proceed diligently to liquidate the Company and wind up its affairs and shall dispose of the assets of the Company as provided in Section 7.2 hereof. Until final distribution, the liquidating trustees may continue to operate the business and properties of the Company with all of the power and authority of the Managers. As promptly as possible after dissolution and again after final liquidation, the liquidating trustees shall cause an accounting by the accounting firm then serving the Company of the Company's assets, liabilities, operations and liquidating distributions to be given to the Members.

      9.3. CERTIFICATE OF CANCELLATION. Upon completion of the distribution of Company assets as provided herein, the Company shall be terminated, and the Managers (or such other person or persons as the Act may require or permit) shall file a Certificate of Cancellation with the Secretary of State of Massachusetts under the Act, cancel any other filings made pursuant to Sections 1.1, 1.3 and 1.5, and take such other actions as may be necessary to terminate the existence of the Company.


                      ARTICLE X - GENERAL PROVISIONS

      10.1. OFFSET. Whenever the Company is obligated to make a distribution or payment to any Member, any amounts that such Member owes the Company may be deducted from said distribution or payment by the Managers.

      10.2. NOTICES. Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents required or permitted to be given under this Agreement must be in writing and shall be deemed to have been properly given if sent by registered or certified mail, postage prepaid, by commercial overnight carrier or by facsimile or if delivered in hand to Members at their addresses on SCHEDULE A, or such other address as a Member may specify by notice to the Managers and to the Company or the Managers at the address of the principal office of the Company specified in
Section 1.3. Whenever any notice is required to be given by law, the Certificate or this Agreement, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

      10.3. ENTIRE AGREEMENT. Agreement constitutes the entire agreement of the Members and the Managers relating to the Company and supersedes all prior contracts or agreements with respect to the Company, whether oral or written.

      10.4. LIMITATION OF LITIGATION: CONSENT TO JURISDICTION. No Member shall be entitled to initiate or participate in a class action on behalf of all or any part of the Members against the Company, its Managers or any Member, and no Member shall be entitled to initiate or participate in a derivative suit on behalf of the Company against its Managers or any Member, unless in each case such action or suit has received prior approval of a majority of the Managers and Members holding a majority of the Membership Interests who are not defendant parties to the proposed action or suit, or unless otherwise required by law. No Manager shall be entitled to initiate or participate in any class action or derivative suit against the Company, its Managers or any Member unless such action or suit has received the prior approval of a majority of the Managers who are not defendant parties to the proposed action or suit, unless otherwise required by law. A Member or Manager who initiates an action or suit in violation of this Agreement shall be liable to the Company and its Managers and any Members who are defendant parties for all damages and expenses which they incur as a result, including without limitation reasonable fees and expenses of legal counsel and expert witnesses and court costs. The parties to this Agreement hereby consent to the non-exclusive jurisdiction of the courts of Massachusetts in connection with any matter or dispute arising under this Agreement or between them regarding the affairs of the Company.

      10.5. AMENDMENT OR MODIFICATION. Except as specifically provided herein, this Agreement may be amended or modified from time to time only by a written instrument signed by Members holding a majority of the Voting Membership Interests, provided that the Managers shall have the power to amend this Agreement for the purposes described in Section 2.2. No amendment which would adversely affect the rights or privileges of any Class of Members shall be effective unless approved in writing by Members holding a majority of the Membership Interests of such Class.

      10.6. BINDING EFFECT. Subject to the restrictions on transfers set forth in this Agreement, this Agreement is binding on and inures to the benefit of the parties and their respective successors, assigns and legal representatives.

      10.7. GOVERNING LAW; SEVERABILITY. This Agreement is governed by and shall be construed in accordance with the law of the Commonwealth of Massachusetts, exclusive of its conflict-of-laws principles. In the event of a conflict between the provisions of this Agreement and any provision of the Certificate or the Act, the applicable provision of this Agreement shall control, to the extent permitted by law. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision shall be enforced to the fullest extent permitted by law.

      10.8. FURTHER ASSURANCES. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions, as requested by the Managers.

      10.9. WAIVER OF CERTAIN RIGHTS. Each Member irrevocably waives any right it may have to maintain any action for dissolution of the Company or for partition of the property of the Company. The failure of any Member to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Member's right to demand strict compliance herewith in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

      10.10. NOTICE TO MEMBERS OF PROVISIONS OF THIS AGREEMENT. By executing this Agreement, each Member acknowledges that such Member has actual notice of all of the provisions of this Agreement and the Certificate. Each Member hereby agrees that this Agreement constitutes adequate notice of all such provisions, and each Member hereby waives any requirement that any further notice thereunder be given.

      10.11. THIRD-PARTY BENEFICIARIES. The provisions of this Agreement are not intended to be for the benefit of any creditor or other person to whom any debts or obligations are owed by, or who may have any claim against, the Company or any of its Members or Managers, except for Members or Managers in their capacities as such. Notwithstanding any contrary provision of this Agreement, no such creditor or person shall obtain any rights under this Agreement or shall, by reason of this Agreement, be permitted to make any claim against the Company or any Member or Manager.

      10.12. INTERPRETATION. For the purposes of this Agreement, terms not defined in this Agreement shall be defined as provided in the Act; and all nouns, pronouns, and verbs used in this Agreement shall be construed as masculine, feminine, neuter, singular, or plural, whichever shall be applicable. Titles or captions of Articles and Sections contained in this Agreement are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

      10.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document, and all counterparts shall be construed together and shall constitute the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date set forth above.

                                 MANAGERS



------------------------------
James A. Coyne

EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP
By:  Equis Corporation, General Partner

By:           ------------------------------
              James A. Coyne, Vice President


                                  MEMBERS

EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP
By:  Equis Corporation, General Partner


By:   ------------------------------
      James A. Coyne, Vice President


BANYAN STRATEGIC LAND FUND II


By:   ------------------------------

                            EQUIS EXCHANGE LLC

                                SCHEDULE A

MANAGERS

James A. Coyne
c/o Equis Financial Group
  Limited Partnership
98 North Washington Street
Boston, Massachusetts 02114

Equis Financial Group
  Limited Partnership
98 North Washington Street
Boston, Massachusetts 02114

                                  MEMBERS

                              CLASS A MEMBER


Name and Address                                                Membership
   of Member                                                     Interest
----------------                                                ----------

Equis Financial Group              $100                               1%
  Limited Partnership
98 North Washington Street
Boston, Massachusetts 02114



                              CLASS B MEMBER

Name and Address                                                Membership
   of Member                       Capital Contribution          Interest
----------------                   --------------------         ----------

Banyan Strategic Land Fund II      1,987,000 Shares of               99%
150 South Wacker Drive             Common Stock of
Suite 2900                         Banyan Strategic Land
Chicago, Illinois 60606            Fund II

EXHIBIT B-1
-----------

                          INSTRUMENT OF TRANSFER
                          ----------------------


      The undersigned AFG Dove Arrow Limited Partnership, a Massachusetts limited partnership (the "Partnership"), hereby sells, assigns and transfers unto Equis Exchange LLC, a Massachusetts limited liability company ("NEWCO"), its entire beneficial interest in the motor vessel Dove Arrow (the "Vessel") and all assets, tangible and intangible, of whatever name and nature and wherever located relating in any way to the Vessel, together with the beneficial interest of the Partnership in and to any agreements or contract rights relating in any way to the Vessel. The foregoing assignment shall not apply to any rent payments with respect to the Vessel due prior to May 1, 1997. In connection to such transfer, NEWCO hereby assumes all obligations and liabilities of the Partnership relating in any way to the Vessel.

      The foregoing transfer constitutes a transfer of the beneficial interest only of the Partnership in the transferred assets and rights. Such transfer does not include the transfer of legal title to such assets.

      The Partnership confirms that, to the extent it has retained title to any asset of the Partnership or control over any contractual right of the Partnership, the Partnership has retained such title or control solely in the capacity of nominee for NEWCO and agrees that the Partnership shall have no power to deal in or with any such assets or contract rights except as directed by NEWCO. The Partnership, at the request of NEWCO, shall pay over to NEWCO the proceeds of the sale of the Vessel and any prepaid rent due after May 1, 1997 or cause such amounts to be paid directly to NEWCO and shall execute and deliver to NEWCO such additional instruments of transfer, assignments or other documents as NEWCO shall from time to time request confirming NEWCO's beneficial ownership in the assets of the Partnership and transferring title to such assets to NEWCO.

      This Instrument is being entered into by the parties pursuant to an Exchange Agreement dated April __, 1997, to which the undersigned are parties ("Exchange Agreement"), and in the event of any ambiguity or question regarding the interpretation of this instrument, the relevant provisions of Exchange Agreement shall govern.

      This Instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may be amended only by a written agreement executed by the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of April __, 1997.


                              AFG DOVE ARROW LIMITED PARTNERSHIP
                              By:   AFG Leasing VI Incorporated, its
                                    General Partner


                              By:   ________________________________
                                    James A. Coyne, Vice President



                              EQUIS EXCHANGE LLC

                              By:   ____________________________
                                    James A. Coyne, Manager

EXHIBIT B-2
-----------
                          INSTRUMENT OF TRANSFER


      The undersigned AIP/Larkfield Limited Partnership, a Massachusetts limited partnership (the "Partnership"), hereby sells, assigns and transfers unto Equis Exchange LLC, a Massachusetts limited liability company ("NEWCO"), its entire beneficial interest in the motor vessel Larkfield (the "Vessel") and all assets, tangible and intangible, of whatever name and nature and wherever located relating in any way to the Vessel, together with the beneficial interest of the Partnership in and to any agreements or contract rights relating in any way to the Vessel. The foregoing assignment shall not apply to any rent payments with respect to the Vessel due prior to May 1, 1997. In connection to such transfer, NEWCO hereby assumes all obligations and liabilities of the Partnership relating in any way to the Vessel.

      The foregoing transfer constitutes a transfer of the beneficial interest only of the Partnership in the transferred assets and rights. Such transfer does not include the transfer of legal title to such assets.

      The Partnership confirms that, to the extent it has retained title to any asset of the Partnership or control over any contractual right of the Partnership, the Partnership has retained such title or control solely in the capacity of nominee for NEWCO and agrees that the Partnership shall have no power to deal in or with any such assets or contract rights except as directed by NEWCO. The Partnership, at the request of NEWCO, shall pay over to NEWCO the proceeds of the sale of the Vessel and any prepaid rent due after May 1, 1997 or cause such amounts to be paid directly to NEWCO and shall execute and deliver to NEWCO such additional instruments of transfer, assignments or other documents as NEWCO shall from time to time request confirming NEWCO's beneficial ownership in the assets of the Partnership and transferring title to such assets to NEWCO.

      This Instrument is being entered into by the parties pursuant to an Exchange Agreement dated April __, 1997, to which the undersigned are parties ("Exchange Agreement"), and in the event of any ambiguity or question regarding the interpretation of this instrument, the relevant provisions of Exchange Agreement shall govern.

      This Instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may be amended only by a written agreement executed by the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of April __, 1997.

                              AIP/LARKFIELD LIMITED PARTNERSHIP
                              By:   AFG Leasing IV Incorporated, its
                                    General Partner

                              By:   ________________________________
                                    James A. Coyne, Vice President


                              EQUIS EXCHANGE LLC

                              By:   _______________________________
                                    James A. Coyne, Manager

EXHIBIT B-3
-----------

                          INSTRUMENT OF TRANSFER


      The undersigned AFG Hato Arrow Limited Partnership, a Massachusetts limited partnership (the "Partnership"), hereby sells, assigns and transfers unto Equis Exchange LLC, a Massachusetts limited liability company ("NEWCO"), its entire beneficial interest in the motor vessel Hato Arrow (the "Vessel") and all assets, tangible and intangible, of whatever name and nature and wherever located relating in any way to the Vessel, together with the beneficial interest of the Partnership in and to any agreements or contract rights relating in any way to the Vessel. The foregoing assignment shall not apply to any rent payments with respect to the Vessel due prior to May 1, 1997. In connection to such transfer, NEWCO hereby assumes all obligations and liabilities of the Partnership relating in any way to the Vessel.

      The foregoing transfer constitutes a transfer of the beneficial interest only of the Partnership in the transferred assets and rights. Such transfer does not include the transfer of legal title to such assets.

      The Partnership confirms that, to the extent it has retained title to any asset of the Partnership or control over any contractual right of the Partnership, the Partnership has retained such title or control solely in the capacity of nominee for NEWCO and agrees that the Partnership shall have no power to deal in or with any such assets or contract rights except as directed by NEWCO. The Partnership, at the request of NEWCO, shall pay over to NEWCO the proceeds of the sale of the Vessel and any prepaid rent due after May 1, 1997 or cause such amounts to be paid directly to NEWCO and shall execute and deliver to NEWCO such additional instruments of transfer, assignments or other documents as NEWCO shall from time to time request confirming NEWCO's beneficial ownership in the assets of the Partnership and transferring title to such assets to NEWCO.

      This Instrument is being entered into by the parties pursuant to an Exchange Agreement dated April __, 1997, to which the undersigned are parties ("Exchange Agreement"), and in the event of any ambiguity or question regarding the interpretation of this instrument, the relevant provisions of Exchange Agreement shall govern.

      This Instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may be amended only by a written agreement executed by the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of April __, 1997.

                              AFG HATO ARROW LIMITED PARTNERSHIP
                              By:   AFG Leasing VI Incorporated, its
                                    General Partner

                              By:   ________________________________
                                    James A. Coyne, Vice President


                              EQUIS EXCHANGE LLC

                              By:   _______________________________
                                    James A. Coyne, Manager

EXHIBIT C
---------
                              PROMISSORY NOTE

$8,219,500                                           April__, 1997

      For value received, Equis Exchange LLC, a Massachusetts Limited Liability Company (the "Maker"), having a place of business at 98 North Washington Street, Boston, Massachusetts, 02114 promises to pay to the order of EFG Financial Group Limited Partnership (the "Payee"), as agent for AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership (collectively, the "Partnerships"), at the office of the Payee at 98 North Washington Street, Boston, Massachusetts 02114, the principal sum of

     EIGHT MILLION TWO HUNDRED NINETEEN THOUSAND FIVE HUNDRED DOLLARS

($8,219,500) together with interest on the outstanding principal balance hereof which shall accrue and be compounded on December 31 of each year, at the rate of ten percent (10%) PER ANNUM, and the Additional Interest, as defined below, on or before December 31, 1997, or earlier in accordance with the provisions of this Note.

      This Note is being issued by the Maker to the Payee pursuant to the terms of an Exchange Agreement dated as of April __, 1997, by and among the Maker, the Payee the Partnerships and Banyan Strategic Land Fund II ("Banyan"). Capitalized terms used herein and not defined herein shall have the definitions set forth in the Exchange Agreement.

      This Note may be prepaid at any time without premium or penalty.

      The outstanding principal balance under this Note and all interest accrued thereon, shall be due and payable five business days following the date on which the Maker shall have realized cash proceeds from the sale or refinancing of the Vessels sufficient to enable it to complete the transactions described in Section 4.9 or Section 4.11 of the Exchange Agreement. At such time, the Maker shall satisfy its obligations hereunder by (i) assigning to the Payee the Banyan Note or the Alternative Banyan Note and (ii) paying to the Payee an amount equal to the unpaid principal balance of this Note less the outstanding principal balance on the Banyan Note or the Alternative Banyan Note. At the same time, or as soon as practicable thereafter the Maker shall satisfy its obligation to pay interest hereunder by paying to the Payee an amount equal to the sum of
(i) all accrued and unpaid interest hereunder less the amount of all accrued and unpaid interest, if any, under the Banyan Note or the Alternative Banyan Note as the case may be, plus (ii) "Additional Interest" which shall be an amount equal to all cash held by the Maker following the Banyan Distribution, the sale of the Vessels, the payment of all liabilities relating to the Vessels and all management fees due to the Manager of the Maker and the payment of all other amounts due hereunder.

      All amounts payable under this Note shall immediately become due and payable in cash at the option of Payee without notice or demand if any one or more of the following events shall occur:

            a.    The Stockholders Consent as that term is defined in
Section 4.10 of the Exchange Agreement shall not have been obtained on or before October 31, 1997.

            b. Maker shall admit in writing its inability to pay its debts as they mature or shall make an assignment for the benefit of creditors.

            c. Maker shall apply for or consent to the appointment of a trustee or receiver for all or a major part of its property.

            d. A trustee or receiver shall be appointed for Maker or for all or a major part of its property and such trustee or receiver shall not be discharged within sixty (60) days after such appointment.

            e. Bankruptcy, reorganization, arrangement or insolvency proceedings or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors shall be instituted by or against Maker and, if instituted against it, shall be consented to or shall not be dismissed within sixty (60) days after being instituted.

            f. An order, judgment or decree declaring Maker to be bankrupt or insolvent shall be entered and shall not be vacated, set aside or stayed within sixty (60) days after the entry thereof.

      Maker hereby waives presentment, demand, notice, protest, dishonor and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of the obligations of Maker under this Note, and the exercise of and enforcement of any rights hereunder by Payee, and assents without notice to any extension or postponement of the time of payment, to the addition or release of any party or person in any way liable hereunder, and to the compromise or settlement of the liability of any such party or person hereunder, which may from time to time be agreed to by Payee.

      All notices required or permitted hereunder shall be in writing and shall be delivered in hand or by facsimile, overnight courier or certified or registered mail, return receipt requested, postage prepaid, to the Maker or the Payee, as the case may be, at its respective address set forth above, or such other address or addresses as Maker or Payee may designate from time to time by notice given in accordance with the foregoing.

      All of the provisions of this Note shall be binding upon and inure to the benefit of Maker and Payee and their respective successors, assigns and legal representatives. This Note shall be governed by and construed in accordance with the laws of the State of Illinois without regard to conflict or choice of law principles.

      IN WITNESS WHEREOF, Maker has executed and delivered this Note on the date first above written.

                        EQUIS EXCHANGE LLC

                        By:
                              ----------------------------------------
                              James A. Coyne, Manager

EXHIBIT D
---------
                             ESCROW AGREEMENT


      THIS ESCROW AGREEMENT made this ___ day of April, 1997, by and among Equis Financial Group Limited Partnership, a Massachusetts limited partnership ("EFG"), Banyan Strategic Land Fund II, a Delaware corporation ("Banyan") and State Street Bank and Trust Company, a Massachusetts trust company, as Escrow Agent (the "Escrow Agent"),

                                WITNESSETH:

      WHEREAS, EFG is an affiliate of AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AFG/Larkfield Limited Partnership, all of which are Massachusetts limited partnerships (the "Partnerships"), and Equis Exchange LLC, a Massachusetts limited liability company
("NEWCO");

      WHEREAS, EFG, NEWCO and Banyan are parties to an Exchange Agreement dated April __, 1997 (the "Agreement");

      WHEREAS, pursuant to the Agreement, NEWCO, the Partnerships and EFG may be obligated, under certain circumstances, to pay to Banyan the sum of Three Hundred Fifty Thousand Dollars ($350,000), and have agreed to cause such funds to be placed in escrow in accordance with the terms hereof;

      WHEREAS, the Escrow Agent has consented to act as Escrow Agent and to receive and hold funds to be deposited in escrow upon the terms here in after set forth;

      NOW THEREFORE, the parties hereby agree as follows:

      1. DEPOSIT OF FUNDS. The Partnerships herewith deposit with the Escrow Agent the sum of Three Hundred Fifty Thousand Dollars ($350,000) (the "Escrow Deposit"). The Escrow Agent agrees to hold such Escrow Deposit in an account designated as "Equis Financial Group Limited Partnership Escrow Account" or in an account having such other similar designation in accordance with the terms of this Escrow Agreement.

      2.    DISPOSITION OF ESCROW.

      (a) The Escrow Agent shall invest or reinvest all funds now or hereafter held by it pursuant to the terms of this Escrow Agreement at the written direction of EFG in (i) short-term direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof, (ii) certificates of deposit issued by any bank, trust company or national banking association (including the Escrow Agent) having total capital and surplus in excess of $100,000,000 or which are fully insured by the Federal Deposit Insurance Corporation (iii) commercial paper rated in the highest grade by Standard & Poor's Corporation and Moody's Investors Services, Inc., in each case having maturities of not more than ninety (90) days, or (iv) a money market fund limited to U.S. government obligations, U.S. agency, obligations, or repurchase agreements backed by such obligations. All such investments shall have maturity dates which do not restrict, prohibit or interfere with the payment scheduled pursuant to subsection 2(b) hereof. The Escrow Agent shall not be liable for any losses resulting from the investments made in accordance with this Escrow Agreement. All interest or other income on the Escrow Deposit shall accrue to the Escrow Agent for the sole benefit of EFG as Agent for the Partnerships (the "Interest Income"). It shall be the sole responsibility of the EFG to file appropriate information returns and/or tax returns in connection with any Interest Income so received.

      (b) In the event, prior to the close of business on July 15, 1997, EFG presents the Escrow Agent with written confirmation issued by American National Bank, 33 North LaSalle Street, Chicago, IL ("Banyan's Bank"), confirming the deposit of $4,400,000 in account No. 14392135 at Banyan's Bank, to the reasonable satisfaction of the Escrow Agent, the Escrow Agent shall immediately pay the Escrow Deposit to EFG in accordance with the wire transfer instructions of EFG set forth on Schedule A hereto. In the event that the Escrow Agent shall not have received such evidence of payment prior to the close of business July 15, 1997, the Escrow Agent shall, subject to paragraph (c) below, pay the Escrow Deposit to Banyan on July 16, 1997 in accordance with the wire transfer instructions of Banyan set forth on Schedule A hereto.

      (c) The Escrow Agent shall not make the payment to Banyan referred to in paragraph (b) if, prior to the close of business on July 15, 1997, the Escrow Agent is presented with a copy of a legal complaint filed by EFG against Banyan alleging fraud or breach of the agreement by Banyan alleging fraud or breach of the Agreement by Banyan indicating, by a stamp, signed receipt or other notation, that such complaint has been filed in a court (a "Lawsuit Notice"). Upon receipt of a Lawsuit Notice, the Escrow Agent shall promptly deliver a copy of the notice to Banyan. If the Escrow Agent receives a Lawsuit Notice prior to the close of business on July 15, 1997, the Escrow Deposit shall be retained by the Escrow Agent until it receives a notice signed by EFG and Banyan, or is presented with a final court or arbitration order not subject to further appeal disposing of the matter. Upon receipt of such notice or order, the Escrow Agent shall promptly comply with its terms.

      3. TERM. Notwithstanding anything to the contrary contained in this Escrow Agreement, this Escrow Agreement shall continue in force until the entire Escrow Deposit shall have been distributed pursuant to the terms hereof or until termination by a written instrument signed by the parties hereto.

      4. AGENT'S FEES. EFG shall pay all reasonable fees, expenses, and other customary charges including without limitation legal fees for the negotiation of this agreement made by the Escrow Agent in connection with this Escrow Agreement including the reasonable fees and expenses of its outside counsel as set forth on Schedule A hereto. Banyan hereby agrees with EFG to reimburse EFG for one-half of all such fees, expenses and other charges upon receipt of appropriate documentation from EFG.

      5.    ACTIONS OF AGENT.

      (a)   EFG and Banyan acknowledge and agree that the Escrow Agent
(i) shall not be responsible for any of the agreements referred to herein, including the Exchange Agreement, but shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve any expense or liability unless it shall have been furnished with acceptable indemnification;
(iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) may consult counsel satisfactory to it, including house counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

      (b) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers of employees hereunder except in the case of gross negligence or willful misconduct. EFG and Banyan jointly and severally, covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to legal fees and other costs and expenses of defending or preparing to defend against any claim or liability in the premises, unless such loss, liability or expense shall be caused by the Escrow Agent's willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

      (c) EFG and Banyan, jointly and severally, agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of Escrow Funds under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any such payment or other activities under this Agreement. EFG and Banyan undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, certifications an governmental reporting in connection with its acting as Escrow Agent under this Agreement. EFG and Banyan, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees), interest and penalties. Notwithstanding the foregoing, no distributions will be made unless the Escrow Agent is supplied with an original, signed W-9 form or its equivalent prior to distribution.

      (d) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository or subescrow agent employed by the Escrow Agent than any such book-entry depository or subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository or subescrow agent was caused by the Escrow Agent's own gross negligence or bad faith.

      (e) EFG and Banyan jointly and severally agree to pay or reimburse the Escrow Agent for any legal fees incurred in connection with the negotiation of this Agreement and to pay the Escrow Agent's reasonable compensation for its normal services hereunder in accordance with the attached fee schedule, which may be subject to change on an annual basis. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of the escrow created hereby which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder. EFG and Banyan each agree to reimburse the other in accordance with the principle that EFG and Banyan shall each pay one-half of the fees, costs and expenses of the Escrow Agent.

      (f) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days' prior written notice of resignation to EFG and Banyan. Prior to the effective date of the resignation as specified in such notice, Banyan will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Funds to a bank or trust company that it selects subject to the reasonable consent of EFG. Such bank or trust company shall have a principal office in Boston, Massachusetts, and shall have capital, surplus and undivided profits in excess of $50,000,000. If, however, Banyan shall fail to name such a successor escrow agent within twenty (20) days after the notice of resignation from the Escrow Agent, EFG shall be entitled to name such successor escrow agent. If no successor escrow agent is named by EFG and Banyan, the Escrow agent may apply to a court competent jurisdiction for appointment of a successor escrow agent. The provisions of paragraph (b) and (c) shall survive the termination of this Agreement.

      6. DISPUTE RESOLUTION. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Fund, or should any claim be made upon such Fund by a third party, the Escrow Agent upon receipt of written notice of such dispute or claim by the parties hereto or by a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of said Fund until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Fund.

      7. CONSENT TO JURISDICTION AND SERVICE. EFG and Banyan hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against EFG and Banyan by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, EFG and Banyan hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to EFG and Banyan, as the case may be, at their respective addresses in accordance with Section 12 hereof.

      8. FORCE MAJEURE. Neither Banyan nor EFG nor Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

      9. AMENDMENTS. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.

      10. COUNTERPARTS. For the convenience of the parties hereto, this Escrow Agreement may be executed simultaneously in one or more counterparts, each of which together shall constitute one and the same Escrow Agreement.

      11. GOVERNING LAW. This Escrow Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      12. NOTICES. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, certified or registered, first-class postage paid, return receipt requested and confirmed, or by a reputable overnight courier service, receipt confirmed, or by facsimile transmission followed by one of the foregoing means of delivery or mailing but no such notice, instruction nor communication shall be deemed to have been delivered unless and until it is actually received or refused by the party to whom it was sent:

      1.    IF TO THE ESCROW AGENT:

      State Street Bank and Trust Company
      Two International Place
      Boston, MA 02110
      Attn: Scott Knox
      Corporate Trust Department
      Reference:  EFG-Banyan Escrow
                  Fax:  (617) 664-5365

      2.    IF TO BANYAN :

      Banyan Strategic Land Fund II
      150 South Wacker Drive
      Suite 2900
      Chicago, Illinois 60606
      Attn:  Chief Executive Officer
      Telecopy No.:  (312) 553-0450

      WITH A COPY TO:

      Shefsky & Froelich Ltd.
      444 N. Michigan Avenue
      Suite 2500
      Chicago, Illinois 60606
      Attn:  Michael J. Choate, Esq.
      Telecopy No.:  (312) 527-5921

      3.    IF TO EFG, THE PARTNERSHIPS OR NEWCO TO:

      Equis Financial Group Limited Partnership
      98 North Washington Street
      Boston, Massachusetts 02114
      Attn:  James A. Coyne, Senior Vice President
      Telecopy No.:  (617) 523-1410

      WITH A COPY TO:

      Peabody & Brown
      101 Federal Street
      Boston, Massachusetts 02110
      Attn:  Carter S. Bacon, Jr., Esq.
      Telecopy No.:  (617) 345-1300

      13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their heirs, executors, successors and assigns.

      14. MODIFICATIONS. This Agreement may not be altered or modified without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

      15. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      IN WITNESS WHEREOF, the undersigned have duly executed this Escrow Agreement as of the date first written above.



                        EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP

                        By:   Equis Corporation, its General Partner


                        By:
                              ----------------------------------------
                              James A. Coyne, Senior Vice President



                        STATE STREET BANK AND TRUST COMPANY


                        By:
                              ----------------------------------------
                              Authorized Representative



                        BANYAN STRATEGIC LAND FUND II


                        By:
                              ----------------------------------------
                              Leonard G. Levine, President

EXHIBIT E
---------

                            FIRST AMENDMENT TO
                     ADMINISTRATIVE SERVICES AGREEMENT
                       BANYAN STRATEGIC LAND FUND II

      Banyan Management Corp. (the "Corporation") and Banyan Strategic Land Fund II (the "Fund") hereby agree as follows:

1.    RECITALS

      (a) The Corporation and the Fund executed and delivered a certain Administrative Services Agreement dated as of February 27, 1994 (the "ASA").

      (b) The Corporation and the Fund desire to amend the ASA on the terms and conditions herein set forth.

      (c) Capitalized terms used herein and not otherwise defined shall have the same meanings as ascribed to such terms in the ASA.

2.    PAYMENT OF TERMINATION FEE.

      (a) Contemporaneously with the execution of this First Amendment, the Fund shall pay to the Corporation a Termination Fee in accordance with Paragraph 11 of the ASA in the amount of $251,823 (the "Termination Fee"). Such payment shall be in complete discharge of the Fund's obligation under Paragraph 11 of the ASA, and no further termination payments or employee severance payments (except pursuant to an Employee Agreement between the Fund and Leonard G. Levine), shall be required.

      (b) From and after the payment of the Termination Fee, the Corporation shall be required at all times to comply with the provisions of Paragraph 12 of the ASA upon the request, and at the expense of the Fund.

      (c) Together with the payment of the Termination Fee, the Fund shall deliver to the Corporation:

            (i)   the immediate resignations from the
Board of Directors of the Corporation of Messrs. Gerald Nudo and Robert Ungerleider, and

            (ii)  an Assignment Separate from Certificate
assigning all of the stock in the Corporation now owned by the Fund to such entity as is designated by the Corporation.

3.    UTILIZATION OF CERTAIN EMPLOYEES/PERFORMANCE OF SERVICES.

      (a) From and after the date here and until the ASA shall be terminated (the "Transition Period"), the Fund shall reimburse the Corporation, at the rates set forth on Schedule A attached hereto, for services performed on behalf of and at the request of the Fund, by employees of the Corporation.

      (b) Except as modified hereby, the Corporation shall continue to render services to and incur expenses on behalf of the Fund, as requested, pursuant to the ASA, and the Fund shall reimburse the Corporation for the cost of such services and expenses at the Corporation's customary rate for such services in effect at such time, in accordance with the provisions of the ASA. The Corporation shall invoice the Fund for such services and expenses and the Fund shall discharge such invoices promptly, and in any event, not later than thirty days after delivery.

4. RETAINER. Upon request of the Corporation, the Fund shall deposit with the Corporation on the first day of each month a sum reasonably estimated by the Corporation to equal the amount of charges expected to be incurred during the immediately forthcoming month by the Corporation on behalf of the Fund, as an advance payment (the "Retainer") against the Fund's financial obligations to the Corporation pursuant to the ASA as amended hereby. Failure to timely deposit the Retainer shall be a material default hereunder. The Corporation, upon written notice to the Fund, may adjust the amount of the Retainer in the reasonable discretion of the Corporation. Any unused portion of the Retainer shall be refunded to the Fund within ten days of the termination of the ASA. The Corporation has elected not to request any Retainer as of the date hereof.

5. NOTICES. The address for Notices to the Fund is hereby changed as follows:

                        Banyan Strategic Land Fund II
                        c/o The Equis Financial Group
                        98 North Washington Street
                        Boston, Massachusetts 02114
                        Attention: James Coyne

      With a copy to:   Peabody & Brown
                        101 Federal Street
                        Boston, MA 02110-1832
                        Attention:  Carter S. Bacon, Jr.

6. TERMINATION. Notwithstanding the provisions of the ASA, the Fund may terminate the ASA, without cost, upon ten days' written notice to the Corporation and the Corporation may terminate the ASA, without cost, upon thirty days' written notice to the Fund, provided, however, that despite any such termination, the unfulfilled obligations of either party hereunder or pursuant to Paragraph 12 of the ASA shall survive such termination.

7. ACKNOWLEDGMENT OF PERFORMANCE. As additional consideration for the execution and delivery by the Corporation of this Amendment, the Fund hereby acknowledges full satisfaction of performance of the ASA by the Corporation to the date hereof, and waives any right it may have pursuant to the ASA to an accounting through the date hereof.

8. REAFFIRMATION. Except as specifically amended by the terms and conditions hereof, each of the Corporation and the Fund hereby reaffirms, readopts and ratifies the ASA.


      Executed this ____________ day of ___________________, 1997.


THE FUND:                                THE CORPORATION:


Banyan Strategic Land Fund II            Banyan Management Corp.


By:___________________________           By:______________________
      Title:__________________                 Title:______________

EXHIBIT F
---------

                              PROMISSORY NOTE


$________                                      ___________, 1997

      For value received, Banyan Strategic Land Fund II, a Delaware corporation (the "Maker"), having an address at 98 North Washington Street, Boston, MA 02114, promises to pay to the order of Equis Exchange LLC, a Massachusetts Limited Liability Company (the "Payee"), having a place of business at 98 North Washington Street, Boston, Massachusetts, 02114, the principal sum of

                  _______________________________ DOLLARS

($__________) together with interest on the outstanding principal balance hereof on or before April __, 2000. Until the Stockholders Consent referred to in clause a below has been obtained, interest shall accrue on the outstanding principal balance hereof at a rate per annum equal to the rate at which interest is earned by the Payee on the Payee's investment of the proceeds of the funds loaned to the Payee hereunder. From and after the date on which the Stockholders Consent is obtained, interest shall accrue on the outstanding principal balance hereof at the rate of ten percent (10%) PER ANNUM and shall be paid quarterly in arrears on the last business day of each calendar quarter and at the maturity of this Note. Unpaid interest shall be compounded annually on December 31 of each year.

      When and as Banyan or any of its subsidiaries shall receive any proceeds from the sale or refinancing of all or part of that certain 274 acre property in Los Angeles County, California known as the Rancho Malibu property (the "Rancho Malibu Property"), prior to the maturity hereof, the Maker shall immediately apply such funds, net of any identifiable costs directly associated with such sale, to the prepayment of this Note, to the extent of any outstanding principal or interest hereunder.

      This Note may be prepaid in whole or in part without premium or penalty .

      This Note is being issued by the Maker to the Payee pursuant to the terms of an Exchange Agreement dated as of April __, 1997, by and among the Maker, the Payee, AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership (the "Partnerships") and Equis Financial Group Limited Partnership ("EFG") and is being assigned to EFG Financial Group Limited Partnership, having the same address as the Payee, as agent for the Partnerships and their respective assignees. Capitalized terms used herein and not defined herein shall have the definitions set forth in the Exchange Agreement.

      All amounts payable under this Note shall immediately become due and payable in full at the option of the holder of this note ("Holder") without notice or demand if any one or more of the following events shall occur:

      a.    The Stockholders Consent as that term is defined in
Section 4.10 of the Exchange Agreement (the "Stockholders Consent") shall not have been obtained by October 31, 1997.

      b. Additional outstanding indebtedness secured by the Rancho Malibu Property in excess of $2,500,000 shall be incurred by the Maker or any other person.

      c. The Board of Directors of the Maker shall at any time fail to include at least two persons nominated by the Holder of this Note and the Maker shall fail to fill any such vacancy by causing the election of a person or persons nominated by the Holder to the Board of Directors within twenty (20) days after the Holder shall have given written notice to Maker of such failure and the name or names of the nominee or nominees.

      d. Maker shall fail to make any payment hereunder when and as the same shall become due and payable, and such failure shall not be cured within ten (10) days after Holder shall have given written notice to Maker of such failure.

      e. Maker shall admit in writing its inability to pay its debts as they mature or shall make an assignment for the benefit of creditors.

      f. Maker shall apply for or consent to the appointment of a trustee or receiver for all or a major part of its property.

      g. A trustee or receiver shall be appointed for Maker or for all or a major part of its property and such trustee or receiver shall not be discharged within sixty (60) days after such appointment.

      h. Bankruptcy, reorganization, arrangement or insolvency proceedings or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors shall be instituted by or against Maker and, if instituted against it, shall be consented to or shall not be dismissed within sixty (60) days after being instituted.

      i. An order, judgment or decree declaring Maker to be bankrupt or insolvent shall be entered and shall not be vacated, set aside or stayed within sixty (60) days after the entry thereof.

      Maker hereby waives presentment, demand, notice, protest, dishonor and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of the obligations of Maker under this Note, and the exercise of and enforcement of any rights hereunder by Holder, and assents without notice to any extension or postponement of the time of payment, to the addition or release of any party or person in any way liable hereunder, and to the compromise or settlement of the liability of any such party or person hereunder, which may from time to time be agreed to by Holder.

      All notices required or permitted hereunder shall be in writing and shall be delivered in hand or by facsimile, overnight courier or certified or registered mail, return receipt requested, postage prepaid, to the Maker or the Payee, as the case may be, at its respective address set forth above, or such other address or addresses as Maker or Holder may designate from time to time by notice given in accordance with the foregoing.

      All of the provisions of this Note shall be binding upon and inure to the benefit of Maker and Payee and their respective successors, assigns and legal representatives. This Note shall be governed by and construed in accordance with the laws of the State of Illinois without regard to conflict or choice of law principles.

      IN WITNESS WHEREOF, Maker has executed and delivered this Note on the date first above written.

                              BANYAN STRATEGIC LAND FUND II


                              By:
                                    --------------------------------------
                                    Leonard G. Levine, President